UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23264

Investment Company Act file number:

Altaba Inc.

(Exact name of registrant as specified in charter)

140 East 45th Street, 15th Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Arthur Chong

Altaba Inc.

140 East 45th Street, 15th Floor

New York, New York 10017

(Name and address of agent for service)

(646) 679-2000

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

Annual Report

December 31, 2018

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Altaba Inc.’s (“Altaba” or the “Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Altaba or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on Altaba’s website (www.altaba.com), and you will be notified by mail each time a report is posted and you will be provided with a website address to access the reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at (877) 946-6487.

You may elect to receive all future reports in paper form at no cost to you. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at (877) 946-6487. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

ALTABA INC.

ALTABA INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

(in thousands, except per share amounts)

ASSETS
Restricted cash	$657,190
Foreign currency (cost $1,311)	1,307
Interest receivable	11,844
Unaffiliated investments, at value (cost $7,697,250) including:	7,695,604
Marketable securities, at value $7,695,419
Equity securities, at value $185
Affiliated investments, at value (cost $2,011,203)	38,834,044
Investment in controlled affiliate (cost $0)	250,000
Receivable for investments sold	742
Other assets	103,080

Total assets	$47,553,811

LIABILITIES
Deferred tax liabilities on unrealized appreciation	$8,004,972
Margin loan payable	3,000,000
Deferred and other tax liabilities (Note 11)	1,134,899
Written warrants (premiums received $91,510)	23,974
Payable to directors, officers and employees	14,721
Payable to advisors	974
Other liabilities	218,196

Total liabilities	$12,397,736

Net assets	$35,156,075

Net assets consist of:
Total distributable earnings, net of deferred taxes(1)	$35,156,075

Total net assets	$35,156,075

Shares outstanding	567,464,270
NAV per share	$61.95
Shares outstanding rollforward:
Shares outstanding at June 16, 2017(2)	959,226,888
Shares issued for option exercises and restricted stock unit releases	4,124,087
Tender offer	(64,514,767)
Share repurchases	(73,914,893)

Shares outstanding at December 31, 2017	824,921,315
Tender offer	(195,000,000)
Share repurchases	(62,457,045)

Shares outstanding at December 31, 2018	567,464,270

(1)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule.

(2)	Commencement of operations as an investment company.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2018

($ in 000’s, except strike prices)

Description			Shares	Fair Value $
Affiliated Investments at Fair Value — 110.5%
Online Services and e-Commerce
Common shares — 110.5%
Alibaba Group Holding Limited (1)(2)(3)			283,315,416	38,834,044
Total Affiliated Investments at Fair Value (Cost — $2,011,203)				38,834,044
Unaffiliated Investments at Fair Value — 0.0%
Internet Software & Services
Common shares — 0.0%
SeatGeek, Inc. (1)(4)			47,463	185
Total Common Shares (Cost — $9)				185

	Rate % (5)	Final Maturity (6)	Principal $	Fair Value $
Fixed Income Securities
Money Market Funds — 2.0%
Fidelity Government Portfolio — Class I	2.25		471,532	471,532
Invesco Government and Agency Portfolio — Institutional Class	2.30		237,745	237,745
JP Morgan US Government Money Market Fund — Capital Class	2.31		5,789	5,789
Total Money Market Investments (Cost — $715,066)			715,066	715,066

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Short Term
Corporate Debt — 0.4%
Financial — 0.1%
Berkshire Hathaway Finance Corp.	Floating	3.48 (3 month LIBOR USD + 0.69)	3/15/2019	5,102	5,106
Branch Banking and Trust Co.	Floating	3.07 (3 month LIBOR USD + 0.53)	5/1/2019	12,500	12,506
National Rural Utilities Coop Finance Corp	Fixed	1.65	2/8/2019	275	275
National Rural Utilities Coop Finance Corp	Floating	2.61 (3 month LIBOR USD + 0.20)	4/5/2019	14,952	14,948
Principal Life Global Funding II	Fixed	1.50	4/18/2019	3,870	3,852
Protective Life Global Funding	Floating	2.86 (3 month LIBOR USD + 0.42)	3/29/2019	10,000	10,001
USAA Capital Corp.	Floating	2.77 (3 month LIBOR USD + 0.23)	2/1/2019	2,520	2,520
Total				49,219	49,208

Industrial — 0.3%
Apple Inc.	Fixed	1.70	2/22/2019	12,000	11,978
Apple Inc.	Floating	3.50 (3 month LIBOR USD + 0.82)	2/22/2019	7,000	7,007
Cisco Systems Inc.	Floating	3.13 (3 month LIBOR USD + 0.34)	9/20/2019	11,000	11,002

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Honeywell International Inc.	Floating	2.80 (3 month LIBOR USD + 0.28)	10/30/2019	3,563	3,562
John Deere Capital Corporation	Floating	2.98 (3 month LIBOR USD + 0.57)	1/8/2019	12,500	12,501
Johnson & Johnson	Floating	3.01 (3 month LIBOR USD + 0.27)	3/1/2019	2,339	2,339
Oracle Corp	Fixed	2.38	1/15/2019	5,000	4,999
Toyota Motor Credit Corporation	Floating	2.67 (3 month LIBOR USD + 0.26)	1/9/2019	2,000	2,000
Toyota Motor Credit Corporation	Floating	2.84 (3 month LIBOR USD + 0.38)	1/17/2019	6,000	6,000
Toyota Motor Credit Corporation	Floating	3.46 (3 month LIBOR USD + 0.82)	2/19/2019	5,359	5,363
Walt Disney Company	Floating	2.73 (3 month LIBOR USD + 0.32)	1/8/2019	20,000	20,001
Total				86,761	86,752
Total Corporate Debt (Cost — $135,995)				135,980	135,960

Commercial Paper — 11.2%		Rate % (8)
ABN Amro Funding USA LLC	Zero Coupon	2.29	1/11/2019	35,000	34,978
ABN Amro Funding USA LLC	Zero Coupon	2.43	2/25/2019	50,000	49,816
ABN Amro Funding USA LLC	Zero Coupon	2.51	3/1/2019	37,000	36,849
ABN Amro Funding USA LLC	Zero Coupon	2.58	3/18/2019	75,000	74,595
Allianz Finance Corporation	Zero Coupon	2.80	3/20/2019	15,000	14,910
Australia and New Zealand Banking Group Limited	Zero Coupon	2.55	1/30/2019	50,000	49,898
Australia and New Zealand Banking Group Limited	Zero Coupon	2.24	1/10/2019	100,000	99,944
Australia and New Zealand Banking Group Limited	Zero Coupon	2.24	1/11/2019	100,000	99,938
The Boeing Company	Zero Coupon	2.62	2/20/2019	128,750	128,285
BPCE	Zero Coupon	2.70	3/25/2019	75,000	74,538
Canadian Imperial Bank of Commerce	Zero Coupon	2.45	1/15/2019	50,000	49,953
The Coca-Cola Company	Zero Coupon	2.64	3/19/2019	25,000	24,860
The Coca-Cola Company	Zero Coupon	2.46	1/8/2019	25,000	24,988
The Coca-Cola Company	Zero Coupon	2.47	3/7/2019	50,000	49,779
The Coca-Cola Company	Zero Coupon	2.49	3/25/2019	25,000	24,858
The Coca-Cola Company	Zero Coupon	2.34	1/11/2019	100,000	99,935
Cummins Inc.	Zero Coupon	2.62	2/5/2019	35,000	34,912
Danske Corporation	Zero Coupon	2.29	1/11/2019	25,000	24,984
Emerson Electric Co.	Zero Coupon	2.52	1/18/2019	50,000	49,941
Exxon Mobil Corporation	Zero Coupon	2.33	1/14/2019	100,000	99,916
Exxon Mobil Corporation	Zero Coupon	2.33	1/15/2019	80,000	79,928
Exxon Mobil Corporation	Zero Coupon	2.32	1/28/2019	50,000	49,914
Exxon Mobil Corporation	Zero Coupon	2.49	3/22/2019	55,000	54,698
Federation des caisses Desjardins du Quebec	Zero Coupon	2.40	1/7/2019	60,000	59,976
Henkel US Operations Corporation	Zero Coupon	2.42	1/8/2019	17,000	16,992

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (8)	Final Maturity	Principal $	Fair Value $
Henkel US Operations Corporation	Zero Coupon	2.49	1/15/2019	50,000	49,952
The Hershey Co.	Zero Coupon	2.50	1/22/2019	30,000	29,957
ING (U.S.) Funding LLC	Zero Coupon	2.59	3/19/2019	75,000	74,588
ING (U.S.) Funding LLC	Zero Coupon	2.59	3/21/2019	65,000	64,633
John Deere Capital Corporation	Zero Coupon	2.36	1/9/2019	65,000	64,966
John Deere Capital Corporation	Zero Coupon	2.43	1/14/2019	40,000	39,965
John Deere Capital Corporation	Zero Coupon	2.44	1/15/2019	23,000	22,978
John Deere Capital Corporation	Zero Coupon	2.47	1/17/2019	97,000	96,894
John Deere Capital Corporation	Zero Coupon	2.47	1/22/2019	93,300	93,167
Macquarie Bank Limited	Zero Coupon	2.91	3/22/2019	50,000	49,680
Merck & Co., Inc.	Zero Coupon	2.35	1/16/2019	50,000	49,951
Merck & Co., Inc.	Zero Coupon	2.39	1/18/2019	50,000	49,944
Merck & Co., Inc.	Zero Coupon	2.39	1/22/2019	50,000	49,931
Merck & Co., Inc.	Zero Coupon	2.39	1/28/2019	15,000	14,973
National Securities Clearing Corporation	Zero Coupon	2.36	1/10/2019	100,000	99,941
National Securities Clearing Corporation	Zero Coupon	2.50	1/14/2019	100,000	99,910
Nestle Capital Corporation	Zero Coupon	2.40	1/15/2019	120,000	119,889
Nestle Capital Corporation	Zero Coupon	2.59	3/19/2019	40,000	39,780
Nissan Motor Acceptance Corporation	Zero Coupon	2.27	1/11/2019	50,000	49,969
Nissan Motor Acceptance Corporation	Zero Coupon	2.35	2/25/2019	50,000	49,822
Nissan Motor Acceptance Corporation	Zero Coupon	2.45	2/28/2019	60,000	59,765
PACCAR Financial Corp.	Zero Coupon	2.43	1/15/2019	30,000	29,972
PACCAR Financial Corp.	Zero Coupon	2.52	1/25/2019	30,000	29,950
PACCAR Financial Corp.	Zero Coupon	2.51	1/31/2019	20,000	19,958
The Province of British Columbia	Zero Coupon	2.73	3/18/2019	37,030	36,819
Santander UK PLC	Zero Coupon	2.75	3/21/2019	50,000	49,702
Simon Property Group, L.P.	Zero Coupon	2.54	1/14/2019	35,000	34,968
Simon Property Group, L.P.	Zero Coupon	2.59	1/15/2019	23,000	22,977
Simon Property Group, L.P.	Zero Coupon	2.67	3/12/2019	30,000	29,845
Societe Generale	Zero Coupon	2.80	3/20/2019	50,000	49,700
Societe Generale	Zero Coupon	2.81	3/27/2019	50,000	49,672
Sumitomo Mitsui Banking Corporation	Zero Coupon	2.40	1/7/2019	60,000	59,976
Sumitomo Mitsui Banking Corporation	Zero Coupon	2.41	1/15/2019	25,000	24,977
Sumitomo Mitsui Banking Corporation	Zero Coupon	2.65	3/19/2019	45,000	44,747
Sumitomo Mitsui Banking Corporation	Zero Coupon	2.27	1/11/2019	90,000	89,944
Swedbank AB	Zero Coupon	2.59	3/21/2019	40,000	39,774
The Toronto-Dominion Bank	Zero Coupon	2.83	3/29/2019	200,000	198,647
The Toronto-Dominion Bank	Zero Coupon	2.83	3/28/2019	50,000	49,666
Toyota Motor Credit Corporation	Zero Coupon	2.47	1/23/2019	20,000	19,970
Toyota Motor Credit Corporation	Zero Coupon	2.45	3/1/2019	113,000	112,550
Toyota Motor Credit Corporation	Zero Coupon	2.76	3/25/2019	25,000	24,843
USAA Capital Corporation	Zero Coupon	2.37	1/9/2019	95,000	94,950
Walmart Inc.	Zero Coupon	2.53	1/22/2019	45,000	44,934

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)(8)	Final Maturity	Principal $	Fair Value $
Walmart Inc.	Zero Coupon	2.52	1/14/2019	42,000	41,962
Walmart Inc.	Zero Coupon	2.53	1/28/2019	50,000	49,906
Total Commercial Paper (Cost — $3,930,432)				3,941,080	3,930,449

Certificates of Deposits — 0.5%
Bank of Montreal	Fixed	2.34	1/11/2019	62,500	62,500
Bank of Montreal	Fixed	2.35	1/4/2019	60,000	60,000
BNP Paribas	Fixed	2.5	3/29/2019	50,000	50,000
Total Certificates of Deposits (Cost — $172,500)				172,500	172,500
Agency Bonds — 0.0%
Federal Home Loan Mortgage Corp	Fixed	1.35	1/25/2019	20,000	19,987
Total Agency Bonds (Cost — $20,000)				20,000	19,987

U.S. Government Debt — 7.1%
United States Treasury	Zero Coupon	1.73	1/8/2019	370,000	369,859
United States Treasury	Zero Coupon	0.85	1/3/2019	175,000	174,988
United States Treasury	Zero Coupon	1.86	1/10/2019	200,000	199,898
United States Treasury	Zero Coupon	2.38	2/28/2019	310,000	308,810
United States Treasury	Zero Coupon	2.41	3/28/2019	65,000	64,629
United States Treasury Bond (3)	Fixed	1.13	1/31/2019	716,000	715,315
United States Treasury Bond (3)	Fixed	1.13	2/28/2019	655,864	654,542
Total U.S. Government Debt (Cost — $2,488,390)				2,491,864	2,488,041

Total Short Term Fixed Income Securities (Cost — $6,747,319) — 19.2%				6,761,424	6,746,937
Long Term
Corporate Debt — 0.7%
Financial — 0.3%
Berkshire Hathaway Finance Corp.	Floating	2.73 (3 month LIBOR USD + 0.32)	1/10/2020	2,500	2,499
Branch Banking and Trust Co.	Floating	2.89 (3 month LIBOR USD + 0.45)	1/15/2020	4,000	3,998
Mass Mutual Global Funding II	Fixed	1.95	9/22/2020	20,000	19,597
Protective Life Global Funding	Fixed	2.16	9/25/2020	7,000	6,874
U.S. Bank N.A	Fixed	2.05	10/23/2020	25,000	24,536
Wells Fargo Bank N.A.	Fixed	2.60	1/15/2021	35,000	34,564
Total				93,500	92,068

Industrial — 0.4%
American Honda Finance Corp	Fixed	2.45	9/24/2020	20,000	19,756
American Honda Finance Corp	Fixed	2.65	2/12/2021	12,500	12,359
American Honda Finance Corp	Floating	2.83 (3 month LIBOR USD + 0.21)	2/12/2021	12,500	12,386
Apple Inc.	Floating	2.79 (3 month LIBOR USD + 0.20)	2/7/2020	13,506	13,499
Apple Inc.	Floating	2.68 (3 month LIBOR USD + 0.07)	5/11/2020	7,000	6,984
Chevron Corp	Floating	2.95 (3 month LIBOR USD + 0.21)	3/3/2020	12,000	11,977

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Daimler Finance North America LLC	Fixed	2.30	1/6/2020	18,543	18,339
Intel Corp	Floating	2.70 (3 month LIBOR USD + 0.08)	5/11/2020	11,000	10,963
John Deere Capital Corporation	Floating	3.08 (3 month LIBOR USD + 0.30)	3/13/2020	8,140	8,130
Siemens Financieringsmaatschappij N.V.	Floating	3.13 (3 month LIBOR USD + 0.34)	3/16/2020	15,000	14,996
Toyota Motor Credit Corporation	Floating	2.71 (3 month LIBOR USD + 0.26)	4/17/2020	12,000	11,959
Total				142,189	141,348
Total Corporate Debt (Cost — $234,855)				235,689	233,416

Total Long Term Fixed Income Securities (Cost — $234,855) — 0.7%				235,689	233,416
Total Unaffiliated Investments (Cost — $7,697,250)				7,712,179	7,695,604

				Units	Fair Value $
Investment in Controlled Affiliate		.
Internet Software & Services
Excalibur IP, LLC (1)(4)				3,420	250,000
Total Investment in Controlled Affiliate (Cost — $0) — 0.7%					250,000

Total Investments — 133.1%					46,779,648
Liability for Margin Loan Payable — 8.5%					3,000,000
Other Liabilities/Other Assets — (41.6)%					(14,623,573)

Net Assets Applicable to Common Shares — 100%					$35,156,075

(1)	Non-income producing securities.

(2)

The Fund is a party to a registration rights agreement with respect to its Alibaba shares. The registration rights agreement contains provisions restricting the ability to sell the Alibaba shares in certain circumstances. As of December 31, 2018, some of the Fund’s Alibaba shares were held in the form of ordinary shares. The Alibaba ordinary shares would need to be converted to American Depository Shares prior to any sale on the New York Stock Exchange. For a further description see the Fund’s Registration Statement on Form N-2.

(3)

All or a portion of this security has been pledged as collateral in connection with the Fund’s Margin Loan Agreement. As of December 31, 2018, the number of Alibaba shares pledged as collateral was 28,000,000 and the total value of securities pledged as collateral for the Margin Loan Agreement was $3.8 billion as well as approximately $2 billion of cash and short term investments.

(4)	Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal 0.7% of the net assets of the Fund.

(5)	Presented rate represents the Money Market Fund’s average 7-day % yield.

(6)	Money Market Funds do not have a set maturity date.

(7)	For fixed and floating rate bonds, the rate presented is the coupon rate as of December 31, 2018. LIBOR stands for London Interbank Offered Rate.

(8)	For zero coupon bonds, the rate presented is Yield as of December 31, 2018.

See Notes to Consolidated Financial Statements.

Written Warrants (1)(2)(3)	Weighted Average Strike Price $	Expiration	# of Contracts	Fair Value $
Total Value of Written Warrants (Premiums Received — $91,510)	68.57	3/1/19 — 5/24/19	4	(23,974)

(1)	European style warrants.

(2)

The initial strike price of the written warrants was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the written warrants upon the occurrence of specified events, if the event results in a material change to the trading price of Altaba’s common stock or the value of the written warrants. The adjusted weighted average strike price of $68.57 was used in estimating the fair value of the written warrants as of December 31, 2018. Altaba and one Counterparty terminated the written warrant transaction between them in June 2018.

(3)	Fair-value security. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal (0.07)% of the net assets of the Fund.

At December 31, 2018, the tax cost basis of the Fund’s investments and derivatives (in thousands) was $11,257,456 and the unrealized appreciation and depreciation were $35,499,722 and ($1,504), respectively, with a net unrealized appreciation of $35,498,218.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2018

(in thousands)

INVESTMENT INCOME
Dividend income from Affiliates, net of withholding tax of $8.4 million	$159,680
Interest income	173,124

Total investment income	332,804

EXPENSES
Interest expense	178,480
Professional fees	40,764
Directors, officers and employees compensation and benefits	22,682
General and administrative costs	2,859
Outside administrative fees	1,695
Other expenses	12,794
Legal and other settlements	108,950

Total expenses	368,224

Net investment loss, before current and deferred taxes	(35,420)
Current and deferred income tax benefit	302,327

Net investment income	$266,907

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Unaffiliated investments, before current and deferred taxes	$119,234
Unaffiliated written warrants, before current and deferred taxes	(49,170)
Affiliated investments, before current and deferred taxes	9,160,636
Tender offer, before current and deferred taxes	11,631,246
Controlled affiliate, before current and deferred taxes	4,175
Current and deferred income tax expense	(4,226,281)

Net realized gain	16,639,840

Net change in unrealized appreciation (depreciation):
Unaffiliated investments and foreign currency translation, before current and deferred taxes	(284,315)
Unaffiliated written warrants, before current and deferred taxes	218,770
Affiliated investments and foreign currency translation, before current and deferred taxes	(33,137,046)
Controlled affiliate, before current and deferred taxes	(415,000)
Current and deferred income tax benefit	7,687,521

Net change in unrealized appreciation	$(25,930,070)

Net realized and unrealized loss on investments	(9,290,230)

Net decrease in net assets resulting from operations	$(9,023,323)

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2018

(in thousands)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(9,023,323)
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of long term investments	(390,090)
Proceeds from sale and maturity of long term investments	15,094,493
Purchases of short term investments	(64,992,123)
Net proceeds from sale and maturity of short term investments and money market funds	59,545,536
Net accretion of premiums/discounts	(98,609)
Accretion of convertible notes discount	62,150
Net realized gain on investments	(20,866,121)
Net change in unrealized appreciation on investments	33,617,591
Realized gain on foreign currency transactions	(5,260)
(Increase) decrease in operating assets:
Interest receivable	1,966
Other assets	33,950
Receivable for investment securities sold	(742)
Increase (decrease) in operating liabilities:
Deferred tax liabilities on unrealized appreciation	(7,687,521)
Deferred and other tax liabilities, net of tax payments	(119,371)
Payable to directors, officers and employees	9,379
Payable to advisors	141
Other liabilities	99,962

Net cash provided by operating activities	5,282,008

CASH FLOWS FROM FINANCING ACTIVITIES
Convertible Note payment	(1,712,001)
Borrowings from margin loan	3,000,000
Repurchase of common stock	(5,895,194)
Offering expenses associated with issuance of common shares	(16,717)

Net cash used in financing activities	(4,623,912)

NET CHANGE IN CASH	658,096
Cash and foreign currency at beginning of year	405
Unrealized depreciation on foreign currency	(4)

Restricted cash and foreign currency at end of year	$658,497

See Notes to Consolidated Financial Statements.

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
Cash paid for income taxes, net	$3,950,981

Cash paid for interest on the margin loan	$116,320

Tender offer (Note 15)	$12,115,740

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash at December 31, 2017	$137
Foreign currency at December 31, 2017	268

$405

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged at December 31, 2018:
Collateral — margin loan	$657,190
Foreign currency at December 31, 2018	1,307

$658,497

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

	For the Year Ended December 31, 2018	For the Period From June 16, 2017(1) through December 31, 2017
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss), net of current and deferred taxes	$266,907	$(851,363)
Net realized gain (loss) on investments, net of current and deferred taxes	16,639,840	13,497
Net change in unrealized appreciation (depreciation) on investments, net of current and deferred taxes	(25,930,070)	21,486,048

Net increase (decrease) in net assets resulting from operations	(9,023,323)	20,648,182

CAPITAL SHARE TRANSACTIONS:
Proceeds from issuance of common shares, net of offering costs	—	68,799
Repurchase of common shares	(18,010,934)	(8,432,186)
Offering expenses associated with issuance of common shares	(16,717)	—
Convertible Note (Note 6)	(278,870)	—

Net decrease in net assets from capital share transactions	(18,306,521)	(8,363,387)

Net increase (decrease) in net assets	(27,329,844)	12,284,795
NET ASSETS:
Beginning of period	62,485,919	50,201,124

End of period	$35,156,075	$62,485,919 (2)

(1)	Commencement of operations as an investment company.

(2)	End of period ended December 31, 2017, net assets includes accumulated net investment loss of $851,363.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2018	For the Period From June 16, 2017(1) through December 31, 2017
Net asset value—beginning of period	$75.75	$52.33
Income from investment operations:
Net investment income (loss)(2)	0.37	(1.00)
Net realized and unrealized gain (loss) on investments	(11.07)	23.53

Total income (loss) from investment operations	(10.70)	22.53

Dilutive impact from capital activity (Note 15)	(3.10)	0.89

Net increase (decrease) in net asset value	(13.80)	23.42

Net asset value—end of period	$61.95	$75.75

Per common share market value—end of period	$57.94	$69.85

Total return based on net asset value(3)	(18.22)%	44.75%
Total return based on market value(3)	(17.05)%	32.85%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$35,156,075	$62,485,919
Ratio of expenses to average net assets including current and deferred income taxes(4)(5)	(5.83)%	(9.27)%
Ratio of expenses to average net assets excluding current and deferred income taxes(4)(5)	0.63%	0.36%
Ratio of net investment income (loss) including current and deferred income taxes to average net assets(4)(6)	0.46%	(1.50)%
Ratio of net investment income (loss) excluding current and deferred income taxes to average net assets(4)(6)	(0.06)%	(0.19)%
Portfolio turnover rate(7)	0.55%	0.49%

(1)	Commencement of operations.

(2)	Calculated by using weighted average shares method.

(3)

Not annualized for periods less than one year. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Total return based on market value does not reflect sales load.

(4)	All income and expenses are annualized for periods of less then one year, with the exception of current and deferred income taxes and other non-reoccuring fees.

(5)

For the year ended December 31, 2018, the Fund accrued $3,763,567 in current and deferred income tax benefit. For the period from June 16, 2017 through December 31, 2017, the Fund accrued $5,591,421 in current and deferred income taxes.

(6)

For the year ended December 31, 2018, the Fund accrued $302,327 in current and deferred income tax benefit applicable to net investment income. For the period from June 16, 2017 through December 31, 2017, the Fund accrued $762,338 in current and deferred income tax expense applicable to net investment income.

(7)	Not annualized for periods less than one year.

See Notes to Consolidated Financial Statements.

ALTABA INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2018

Note 1    Organization and Investment Objective

Organization

Altaba Inc. (“Altaba” or the “Fund”) is a publicly traded, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Fund is organized as a Delaware corporation. The Fund’s common stock is listed on The NASDAQ Global Select Market (“Nasdaq”) under the ticker symbol “AABA”.

On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its operating business to Verizon Communications Inc. (the “Sale Transaction”). On June 16, 2017 (the “Inception Date”), Yahoo changed its name to “Altaba Inc.” and filed a Notification of Registration on Form N-8A and a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) in order to register as an investment company under the 1940 Act.

Investment Objective

As revised by the Fund’s Board of Directors (the “Board”) on February 1, 2019, the Fund’s investment objective is to seek to increase the price per share at which it trades relative to the then-current value of its principal underlying asset, the Alibaba Group Holding Limited (“Alibaba”) ordinary shares and American Depositary Shares (collectively, the “Alibaba shares”). It seeks to do this by reducing the discount at which it trades relative to the underlying value of its net assets (before giving effect to deferred taxes on unrealized appreciation) while simplifying its net asset base and returning capital to its shareholders in ways that are accretive and increase shareholder value.

In addition to the Alibaba shares, the Fund also owns Excalibur IP, LLC (“Excalibur”), which owns a portfolio of patent assets (the “Excalibur IP Assets”) and short and long-term investments (the “Marketable Debt Securities Portfolio”). The Fund may sell Excalibur, sell certain of the Excalibur IP Assets or license the Excalibur IP Assets if the Board believes that doing so is in the best interest of the Fund’s stockholders. As part of its efforts, the Fund has initiated patent infringement litigation against unlicensed entities. The Fund currently intends to return substantially all of its cash, including any new cash generated by asset sales, to stockholders over time through stock repurchases and distributions, although the Fund will retain sufficient cash to satisfy its potential obligations to creditors, including possible tax liabilities and other claims, and for working capital. The timing and method of any return of capital will be determined by the Board. Stock repurchases may take place in the open market, including under Rule 10b5-1 plans or in a tender offer, or in privately negotiated transactions, including structured and derivative transactions such as accelerated share repurchase transactions. The payment of liabilities, including debt obligations, may cause the Fund’s returns to deviate from its investment objective. Until Excalibur (or the Excalibur IP Assets), the Marketable Debt Securities Portfolio, and any other assets are sold and until any cash is returned to investors, these assets may cause the Fund’s returns to deviate from its investment objective.

Consistent with its current investment objective, the Fund currently does not intend to sell its Alibaba shares in response to changes in the market price of those shares, though it reserves the right to do so. The Fund has and may in the future sell, distribute or exchange all or a portion of its Alibaba shares, including in advance of selling other Fund assets, to return capital to its stockholders or to seek to reduce any discount or increase any premium from net asset value at which the Fund’s common stock may trade if the Board believes the benefit to stockholders would outweigh the cost, including any taxes payable by the Fund, of doing so. The Fund also may sell such shares to satisfy its obligations to creditors or to pay expenses.

As previously disclosed, the Fund’s Board continues to seek to reduce the Fund’s discount to net asset value and return capital to its stockholders on an efficient basis. Among the transactions and other actions the Board continues to evaluate are:

•	exchange offers of Alibaba ADS (with or without cash) for shares of the Fund’s common stock;

•	sales of Alibaba ADS for cash;

•	additional repurchases of the Fund’s common stock either through a tender offer or open market purchases; and

•	adoption of a plan of liquidation and dissolution in accordance with Delaware law followed by one or more distributions of cash and/or other assets pursuant to such plan.

Each of these alternatives remains subject to approval by the Fund’s Board and, in certain cases (e.g., a plan of liquidation and dissolution), the Fund’s stockholders and/or additional exemptive relief from the SEC. Although the Board intends to continue to proceed expeditiously, there can be no assurance as to which of such actions or transactions the Fund may pursue, the timing of execution of any such action or transaction, or the terms thereof. Each alternative involves contractual, legal, regulatory and practical considerations which the Board will take into account in determining one or more courses of action. In determining whether to pursue any alternative, the Board will take into account, among other things: the then-prevailing discount to net asset value at which the shares of the Fund’s common stock are trading; the speed at which the Fund could execute such alternative and return capital to stockholders, relative to other available options; any anticipated accretion or other benefits that may accrue to stockholders; the impact on the value of the Fund’s remaining assets; the need for regulatory approval or any third party consents; and potential U.S. federal, state, local and foreign tax liabilities and the Fund’s ability to fund or contest such potential tax liabilities.

In addition, in considering any distributions of the Fund’s assets pursuant to any of such alternatives, the Board will carefully consider all known and reasonably likely liabilities and claims, including potential tax liabilities, to ensure that following any distribution of cash or other assets to stockholders, whether pursuant to open market stock repurchases, tender or exchange offers or distributions pursuant to a plan of liquidation, the Fund retains sufficient assets to satisfy its obligations as required by applicable law.

Although the Fund is actively taking steps to reduce, and to address any uncertainties regarding, its material contingent liabilities, there can be no assurances as to the timing or outcome of such actions. Accordingly, the Fund may be required to retain a significant amount of assets for substantial periods of time until such contingent liabilities are resolved or provided for.

The Fund’s Board has not made any decision with respect to any of the foregoing additional actions or transactions. There can be no assurance that any of such actions or transactions will be approved by the Fund’s Board (or, if applicable, the Fund’s stockholders) or as to the timing or terms of any such action or transaction.

No assurance can be given that all or any portion of the Fund’s assets will be sold or licensed, that any sales will be at prices equal to or greater than the prices at which the Fund values such assets for purposes of calculating its net asset value or that the Fund will achieve its investment objective. The Fund may hold all or any portion of its assets, including cash, for an indefinite period of time.

The Fund does not currently anticipate making new investments other than for ordinary course cash management purposes or to protect or enhance the value of the Fund’s assets.

The Fund’s investment objective is not fundamental and may be changed without notice to stockholders.

Note 2    Consolidation

Approximately 11 percent of the Fund’s Alibaba shares are held directly by the Fund and approximately 89 percent are held indirectly through Altaba Holdings Hong Kong Limited (“Altaba HK”), a wholly owned subsidiary of the Fund, and through a wholly owned subsidiary of Altaba HK, Altaba HK MC Limited (“Altaba HK MC”). Altaba HK and Altaba HK MC do not engage in any other business or operations, and each owns no other assets other than cash and short term investments. Altaba HK MC is a special purpose entity formed for the sole purpose of acting as the borrower under the Fund’s margin loan agreement (See Note 7 — “Margin Loan” for additional information) and is a wholly-owned subsidiary of Altaba HK and indirect wholly-owned subsidiary of the Fund. All assets, liabilities and expenses of Altaba HK and Altaba HK MC are consolidated in the financial statements of the Fund, and all significant intercompany balances and expenses have been eliminated in consolidation.

Note 3    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund. These policies are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund Management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and valuations reflected in the consolidated financial statements may differ from the value the Fund ultimately realizes. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates.

Securities Valuation

The Fund’s investments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The following describes the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis.

•

Equity securities (common stock) — Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. The Fund holds securities traded or that may be exchanged for securities traded on the NYSE. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Due to the large number of Alibaba shares owned by the Fund, the price received by the Fund if it sells a large amount of such shares in a single transaction or in a short period of time may differ materially from the last reported sales price used to value the security on any given day.

•

Fixed income securities — The fair value of this investment class is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer and credit default swap spreads. Most corporate debt securities, commercial paper and certificates of deposit are priced based on transaction prices, quotations, or similar observable inputs and are categorized in Level 2. U.S. government debt securities are valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

•	Money market funds are valued at their respective publicly available net asset value. Money market funds are categorized in Level 1.

•

Excalibur IP Assets — The Excalibur IP Assets consist of a portfolio of patent assets that are substantially concentrated in the following categories: search/information retrieval; online advertising; cloud computing; network infrastructures; communication technologies; data center cooling; machine learning; mobile; user interface; and e-commerce. The fair value of the Excalibur IP Assets are estimated using a discounted cash flow based income approach. Under the income approach, the Fund determines fair value based on estimated future cash flows of the patent portfolio discounted by an estimated weighted-average cost of capital, reflecting the overall level of inherent risk of the patent portfolio and the rate of return a market participant would expect to earn. The Fund determines the cash flow projections for the patent portfolio using a forecast of cash flows over the expected life of the patent portfolio. The forecast and related assumptions were derived from market reports and publicly available market information. Due to the inherent uncertainty of valuing patent assets for which there is no active market and that are not licensed, estimated fair value may differ materially from amounts realized by the Fund upon sale. Excalibur IP Assets are categorized in Level 3.

•

Privately negotiated written warrant transactions (“Warrant Transactions”) are valued using the Black-Scholes model using assumptions for the expected dividend yield, risk-free interest rate, market volatility and expected life. The Warrant Transactions are categorized in Level 3.

•

Private placement investments — A market approach is used for valuing this investment class. Under the market approach, the Fund utilizes information from management along with publicly-traded comparable market transaction information to determine a price per share. These private placement investments are categorized in Level 3.

The Board has adopted methods for valuing securities, including in circumstances in which market quotes are not readily available, and will generally delegate authority to management of the Fund to apply those methods in making fair value determinations, subject to Board oversight. Fund management will administer, implement, and oversee the valuation process, and will make fair value decisions. Fund management will review changes in fair value measurements from period to period and may, as deemed appropriate, obtain approval from the Board to change the valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Board and Audit Committee will periodically review reports that describe fair value determinations and methods.

Federal Income Taxes

The Fund is currently not eligible to be treated as a “regulated investment company” under the Internal Revenue Code (the “Code”) as a result of the Fund’s concentrated ownership of Alibaba shares. Instead, the Fund is currently treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, unlike most registered investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Significant judgment will be required in evaluating the Fund’s uncertain tax positions and determining its provision for income taxes. The Fund establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Fund believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made.

Foreign Currency

Foreign-denominated assets, including investment securities, have been translated into U.S. dollars at the exchange rates on December 31, 2018. Purchases and sales of investment securities, interest and dividend income received and expenses denominated in foreign currencies have been translated into U.S. dollars at the exchange rate on the trade date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities.

Industry Concentration

The Fund’s investment in the Alibaba shares causes it to concentrate its investment in securities issued by companies in the online services and e-commerce industry. The 1940 Act requires the Fund to obtain stockholder approval to invest less than 25 percent of its total assets in companies in the online services and e-commerce industry.

Debt Issuance Costs

Debt issuance costs are amortized over the life of the margin loan using the straight-line method.

Other

The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends will be accrued for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Realized gains and losses from security transactions are determined using the specific identification method.

Fund expenses are accrued in the period to which they relate based on estimates performed by management and adjustments are made when actual amounts are known.

Recent Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management adopted the removed or modified disclosures and is currently evaluating the impact of the additional disclosures will have on the Fund’s financial statements and disclosures.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The Fund has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operations.

Note 4    Fair Value Measurements

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table reflects the valuation level used in the consolidated schedule of investments as of December 31, 2018 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated investments	$38,834,044	$—	$—	$38,834,044
Unaffiliated investments:
Common shares	—	—	185	185
Money market funds	715,066	—	—	715,066
Fixed income securities:
Corporate debt — Short and long term	—	369,376	—	369,376
Commercial paper	—	3,930,449	—	3,930,449
Certificates of deposits	—	172,500	—	172,500
Agency bonds	—	19,987	—	19,987
U.S. government debt	—	2,488,041	—	2,488,041
Investment in controlled affiliate:
Excalibur (1)	—	—	250,000	250,000

Financial assets at fair value	39,549,110	6,980,353	250,185	46,779,648
Written warrants	—	—	(23,974)	(23,974)

Total financial assets and liabilities at fair value	$39,549,110	$6,980,353	$226,211	$46,755,674

(1)	Excalibur assets relates to the Fund’s patent portfolio.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Assets					Liabilities
	Total Investments	Affiliated Investments	Unaffiliated Investments	Call Options	Investment in Controlled Affiliate	Written Warrants
Balance as of January 1, 2018	$1,243,584	$72,389	$10,355	$495,840	$665,000	$(276,009)
Purchases	—	—	—	—	—	82,435
Sales	(423,741)	(72,389)	(5,422)	(341,755)	(4,175)	—
Change in unrealized appreciation (depreciation)	(701,304)	—	3,830	(290,134)	(415,000)	218,770
Realized gain (loss)	131,646	—	(8,578)	136,049	4,175	(49,170)
Transfers out of Level 3	—	—	—	—	—	—

Balance as of December 31, 2018	$250,185	$—	$185	$—	$250,000	$(23,974)

The change in unrealized appreciation (depreciation) attributable to assets and liabilities owned on December 31, 2018, which were valued using significant unobservable inputs (Level 3) amounted to $(415) million and $219 million, respectively.

The fair values of Altaba’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of Altaba’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). Altaba utilizes a pricing service to assist in obtaining fair value pricing for the marketable debt securities. The fair value for Altaba’s Level 3 financial assets were obtained using a variety of techniques including Black-Scholes models and market approaches.

Type of investment	Fair Value at December 31, 2018 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments — common shares	$185	Transaction price	Price per share	$2.60 — $5.20
Investment in controlled affiliate — Excalibur	$250,000	Income approach	Number of patents plus applications pending	3,420
			Discount rate	12.50%
Written warrants	$(23,974)	Black Scholes Model	Expected dividend yield Risk-free interest rate Market volatility Expected life (in years)	0.02% 2.81% 33.46% — 34.83% 0.28

Note 5     Quantitative Disclosure of Derivative Holdings

The Fund entered into several transactions to reduce the potential dilution with respect to Altaba’s common stock upon conversion of the Fund’s 0.00% Convertible Senior Notes due 2018 (the “Convertible Notes”), which were settled in December 2018, or to offset any cash payment Altaba is required to make in excess of the principal amount of converted Convertible Notes. The Hedge Transactions (as defined below) have been settled with the conversion of the Convertible Notes.

In conjunction with the Hedge Transactions, the Fund sold Warrant Transactions to reduce the overall cost of the hedge. There is no master netting arrangement policy.

The average quarterly fair value of purchased options during the period ended December 31, 2018 was $356 million.

The average quarterly fair value of written warrants during the period ended December 31, 2018 was $203 million.

The realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives recognized on the consolidated statement of operations for the period ended December 31, 2018 is as follows (in thousands):

Amount of realized gain (loss) on derivatives recognized as a result of operations
	Call Options	Written Warrants	Total
Equity contracts	$136,049	$(49,170)	$86,879

Change in unrealized appreciation (depreciation) on derivatives recognized as a result of operations
	Call Options	Written Warrants	Total
Equity contracts	$(290,134)	$218,770	$(71,364)

Note 6    Convertible Senior Notes

0.00% Convertible Senior Notes

In December 2018, the $1.4375 billion principal amount of Convertible Notes matured. Altaba paid a total of approximately $1.7 billion in cash for early conversions and Convertible Notes that matured.

In connection with the entry into the Margin Loan Agreement, Altaba pledged 20,125,000 Alibaba American Depositary Shares to secure its obligation to repay the outstanding principal of the Convertible Notes. This pledge has been released due to the maturity of the Convertible Notes.

Note Hedges and Related Written Warrants

Altaba entered into note hedge transactions (“Hedge Transaction”) with certain option counterparties (the “Counterparties”) to reduce the potential dilution with respect to Altaba’s common stock upon conversion of the Convertible Notes or to offset any cash payment Altaba is required to make in excess of the principal amount of converted Convertible Notes. All of the Hedge Transactions were settled in conjunction with early conversions or the maturity of the Convertible Notes. The Fund received $197 million from the Counterparties in connection with early conversion or maturity of the Convertible Notes.

Separately, Altaba also entered into Warrant Transactions with the Counterparties giving them the right to purchase common stock from Altaba. The Warrant Transactions initially covered, subject to customary anti-dilution adjustments, the same number of shares of common stock that initially underlay the Convertible Notes, including any notes purchased by the initial purchasers pursuant to their over-allotment option. The Warrant Transactions may separately have a dilutive effect with respect to Altaba’s common stock to the extent that the net asset value per share of its common stock exceeds the strike price of the Warrant Transactions, in which case the Fund would be prohibited under the 1940 Act from issuing shares to satisfy its obligations under the Warrant Transactions. If the Fund is required to sell assets to satisfy its obligations under the Warrant Transactions in cash, it may be required to do so at a time that is disadvantageous to the Fund and its stockholders.

The initial strike price of the Warrant Transactions was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the Warrant Transactions upon the occurrence of specified events. The adjusted weighted average strike price of $68.57 (which takes into account adjustments made by Counterparties to the Warrant Transactions in connection with the Sale Transaction) was used in estimating the fair value of the written warrants as of December 31, 2018. Altaba and one Counterparty terminated the written warrant transaction between them in June 2018.

The Warrant Transactions begin to expire in March 2019.

Note 7    Margin Loan

On February 23, 2018, Altaba HK MC Limited (the “Borrower”) entered into the Margin Loan Agreement and borrowed $3 billion thereunder from JPMorgan Chase Bank, N.A., London Branch (“JPM”) and Credit Suisse AG, Cayman Islands Branch (“CS”; and JPM and CS collectively referred to, along with other financial institutions that may become party to the Margin Loan Agreement as lenders from time to time, the “Lenders”). The Borrower’s obligations under the Margin Loan Agreement are guaranteed by the Fund. The Borrower is a special purpose entity formed for the sole purpose of acting as the borrower under the Margin Loan Agreement and is an indirect wholly-owned subsidiary of the Fund. Loans under the Margin Loan Agreement bear interest at a variable rate of 3 Month LIBOR plus a margin of 2.25% and have a maturity date in February 2021. The Borrower may pay interest on the loans in cash or in kind (in which case the accrued interest is added to the outstanding principal balance of the loans). The aggregate amount of interest paid as of December 31, 2018 was $116 million. The Borrower paid an upfront commitment fee to JPM and CS, which is being amortized over three years. The Margin Loan Agreement permits the Borrower to borrow up to an additional $5 billion subject to receipt of commitments for such borrowings and satisfaction of customary conditions. The interest rate margin is subject to increase in the event additional borrowings above a threshold are made.

The loans under the Margin Loan Agreement are secured by a combination of 28,000,000 Alibaba American Depositary Shares (“ADS”) and approximately $2 billion cash and short term investments pledged to the Lenders. The collateral is held in segregated control accounts by U.S. Bank National Association (the “Securities Intermediary”) subject to the terms of collateral account control agreements that have been entered into among the Borrower, each of the Lenders, and the Securities Intermediary. The Margin Loan Agreement contains customary collateral valuation requirements and failure to satisfy such requirements could result in additional collateral being pledged by the Borrower. Failure to comply with such requirements or the occurrence of certain other events customary for facilities of this nature could result in the maturity of the loans under the Margin Loan Agreement being accelerated and the exercise of foreclosure remedies against such collateral.

Note 8    Commitments and Contingencies

Lease Commitments

The Fund has entered into lease agreements for office locations. These office locations have lease periods, which expire between 2022 and 2024. Set forth below is a summary of gross lease commitments (in thousands):

Gross Operating Lease Commitments
Years ending December 31,
2019	$846
2020	860
2021	875
2022	889
2023	528
Due after 5 years	544

Total gross lease commitments	$4,542

Legal Contingencies

General

The Fund has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Fund’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 8, during the periods presented we have not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 8; (ii) determined that an unfavorable outcome is probable; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. Furthermore, in the case of the Security Incidents described herein, alleged damages have not been specified, there is uncertainty as to the likelihood of a class or classes being certified or the ultimate size of any class if certified, and there are significant factual and legal issues to be resolved. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Fund, its subsidiary, directors, or officers in these matters, the Fund may incur substantial monetary liability, and be required to change its business practices. Either of these events could have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Fund may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence our decisions to settle and the amount (if any) we may choose to pay, including the strength of our case, developments in the litigation, the behavior of other interested parties, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require us to make substantial settlement payments and result in us incurring substantial costs.

Security Incidents Contingencies

On September 22, 2016, the Fund disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Fund’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, the Fund disclosed that, based on its outside forensic expert’s analysis of data files provided to the Fund in November 2016 by law enforcement, the Fund believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). Verizon subsequently disclosed that the 2013 Security Incident involved over three billion user accounts. In November and December 2016, the Fund disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Fund’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.” The total amount accrued related to the Security Incidents was $152 million.

Numerous putative consumer class action lawsuits were filed against the Fund in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK (“federal consumer class action”); (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895 (“California consumer class action”); (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP; (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of 2017; (7) Sidhu v. Yahoo Canada Co., et al., Court of Queen’s Bench for Alberta Case No. 1603-22837; (8) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16 (“Lahav”); and (9) Reinzilber v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 7406-08-17 (“Reinzilber”). Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by the Fund’s alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief. In October 2018, the Fund announced that it has reached an agreement with plaintiffs’ counsel to resolve all pending claims in the federal and California consumer class actions. The agreement is subject to certain conditions, including Court approval and therefore may not result in a final settlement. On December 3, 2018, the Tel Aviv-Jaffa District Court granted plantiffs’ counsel petition to dismiss the Lahav and Reinzilber actions, in view of the proposed settlement of the federal consumer class action. On January 28, 2019, the Court in the federal consumer class action denied the plaintiff’s motion for preliminary approval of the proposed settlement. The Court instructed the parties to file a joint status report indicating whether they intend to negotiate a revised settlement agreement and renewed motion for preliminary approval or to resume litigation. The parties have advised the Court that they intend to file a revised settlement agreement and renewed motion for preliminary approval, which will be filed by April 8, 2019.

In addition, as described below, putative stockholder class actions were filed against the Fund and certain current officers of the Fund on behalf of persons who purchased or otherwise acquired the Fund’s stock between April 30, 2013 and December 14, 2016, an additional putative class action was filed against certain former directors and officers of the Fund on behalf of stockholders of the Fund, and six stockholder derivative actions have been filed purportedly on behalf of the Fund against its former directors and officers, each asserting claims related to the Security Incidents.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, shareholders, or others seeking damages or other related relief.

In addition, the Fund is cooperating with federal, state, and foreign governmental officials and agencies seeking information and/or documents about the Security Incidents and related matters, including the U.S. Federal Trade Commission, the U.S. Securities and Exchange Commission, a number of State Attorneys General and the U.S. Attorney’s office for the Southern District of New York.

Following the consummation of the Sale Transaction, pursuant to the transaction agreement with Verizon, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

On April 24, 2018, the SEC announced the settlement of its investigation of Yahoo! Inc., now known as Altaba Inc., related to the Fund’s previously disclosed data breaches disclosed on September 22, 2016 and in the 2016 10-K filed on March 1, 2016. The Fund agreed to settle with the SEC, without admitting or denying the allegations described in the SEC Order. The Order requires the Fund to cease and desist from any further violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 and Section 13(a) of the Securities Exchange Act of 1934 and Rules 12b-20, 13a-1, 13a-11, 13a-13, and 13a-15.

Other Legal Contingencies

On January 27, 2016, a stockholder action captioned UCFW Local 1500 Pension Fund v. Marissa Mayer, et al., 3:16-cv-00478-RS, was filed in the U.S. District Court for the Northern District of California against the Fund, and certain then-current and former officers and directors of the Fund. On April 29, 2016, the plaintiff filed an amended complaint. The amended complaint asserted derivative claims, purportedly on behalf of the Fund, for violations of the 1940 Act, breach of fiduciary duty, unjust enrichment, violations of Delaware General Corporation Law Section 124, and violations of California Business & Professions Code Section 17200. The amended complaint sought to rescind the Fund’s employment contracts with the individual defendants because those defendants allegedly caused the Fund to illegally operate as an unregistered investment company. The plaintiff sought disgorgement in favor of the Fund, rescission, and an award of attorneys’ fees and costs. In addition, the amended complaint asserted a direct claim against the Fund for alleged violation of Delaware General Corporation Law Section 124(1), based on the allegation that the Fund had illegally operated as an unregistered investment company. Pursuant to this claim, the plaintiff sought injunctive relief preventing the Fund from entering into any future contracts, including any contracts to sell its assets. On October 19, 2016, the District Court dismissed the amended complaint, with leave to amend. On November 18, 2016, the plaintiff filed a second amended complaint seeking substantially the same relief as it did in the amended complaint. On February 10, 2017, the District Court dismissed the second amended complaint with prejudice. On March 10, 2017, the plaintiff filed a notice of appeal, which was docketed in the United States Court of Appeals for the Ninth Circuit as Case No. 17-15435. On July 12, 2018, the Ninth Circuit issued a decision affirming the District Court’s dismissal. This case is now resolved.

In January 2017, a stockholder action was filed in the U.S. District Court for the Northern District of California against the Fund and certain of its former officers, In re Yahoo! Inc. Securities Litigation, Case No. 5:17-cv-00373-LHK (“federal securities class action”). In March 2017, a similar stockholder action captioned Talukder v. Yahoo! Inc., et al., was filed in the U.S. District Court for the Northern District of California. In April 2017, the Court consolidated the two cases. In June, the plaintiffs filed a first amended complaint purporting to represent a class of investors who purchased or otherwise acquired the Fund’s stock between April 30, 2013 and December 14, 2016. The complaint asserted claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 promulgated thereunder. The complaint alleged that the Fund’s public disclosures about its business, operations, and compliance policies were materially misleading in light of the Security Incidents discussed under “Security Incidents Contingencies” above. The complaint sought class certification, damages, interest, and an award of attorneys’ fees and costs. On September 7, 2018, the Court granted final approval to a class action settlement reached by the parties. This case is now resolved.

In February 2017, stockholder derivative actions were filed in the U.S. District Court for the Northern District of California purportedly on behalf of the Fund against certain of its then-current and former directors and officers, In re: Yahoo! Inc. Shareholder Derivative Litigation, Case No. 5:17-cv-00787-LHK (“federal shareholder derivative litigation”). The complaints allege that defendants failed to disclose the Security Incidents and caused or allowed the Fund to issue materially false and misleading statements in its public filings and other public statements. The complaints assert derivative claims, purportedly on behalf of the Fund, for breach of fiduciary duty, unjust enrichment, and violations of Sections 14(a) and 20(a) of the Exchange Act. The complaints seek unspecified damages, disgorgement of profits and compensation obtained by the defendants, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. In May 2017, the Court consolidated the two cases, and on July 6, 2017, plaintiffs filed a consolidated stockholder derivative complaint asserting the same claims, as well as claims of insider trading, purportedly on behalf of Yahoo, against certain defendants under California Corporations Code sections 25402 and 25403. In September 2017, the Court granted a joint motion to stay the federal shareholder derivative litigation pending resolution of the federal securities class action and the federal consumer class action.

In March 2017, a stockholder derivative and class action captioned Spain v. Marissa Mayer, et al., Case No. 17CV207054, was filed in the Superior Court of California for the County of Santa Clara. In May, the plaintiff filed an amended complaint. The complaint asserts claims for breach of fiduciary duty, purportedly on behalf of the Fund, against certain of the Fund’s then-current and former directors and officers. The complaint alleges that defendants failed to prevent and disclose the Security Incidents and caused or allowed the Fund to issue materially false and misleading statements in its public filings and other public statements. The complaint also asserts claims of insider trading, purportedly on behalf of the Fund, against certain defendants under California Corporations Code sections 25402 and 25403. The complaint also asserts direct claims, purportedly on behalf of then-current the Fund stockholders, against the individual defendants for breach of fiduciary duty relating to disclosures in the proxy statement relating to the Sale Transaction concerning the negotiation and approval of the Stock Purchase Agreement and against Verizon for aiding and abetting the individual defendants’ alleged breach of fiduciary duty. The complaint seeks class certification, unspecified damages, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. Multiple shareholder plaintiffs have filed stockholder derivative actions making similar claims, including: The LR Trust, et al. v. Marissa Mayer, et al., Case No. 17CV306525 (Cal. Sup. Ct.); Plumbers and Pipefitters National Pension Fund v. Marissa Mayer, et al., Case No. 17CV310992 (Cal. Sup. Ct.) and Oklahoma Firefighters Pension and Retirement System v. Eric Brandt, et al., Case No. 2017 0133 SG (Del. Ch. Ct.) (“Delaware shareholder derivative litigation”) (collectively “state shareholder derivative litigation”).

In July 2018, the parties to state and federal shareholder derivative litigation reached an agreement in principle to resolve the state and federal shareholder derivative cases, subject to Court approval. On January 9, 2019, the Court granted final approval to the settlement. Following final approval of the settlement, the federal and Delaware shareholder derivative litigations were also dismissed with prejudice.

Note 9    Defined Contribution Plan

Altaba maintains a 401(k) plan for its full-time employees. The 401(k) plan allows employees of Altaba to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 percent to 100 percent of their annual eligible pretax compensation to the 401(k) plan. Altaba matches employee contributions 100 percent up to 6 percent of eligible pretax compensation deferred. Both employee and employer contributions vest immediately upon contributions. For the year ended December 31, 2018, Altaba’s contributions to the 401(k) plan amounted to approximately $166,948.

Note 10    Long-Term Incentive Plan

Long-Term Deferred Compensation Incentive Plan

The Altaba Inc. Long-Term Deferred Compensation Incentive Plan (the “Plan”) adopted at the 2017 Annual Meeting of Stockholders is intended to attract, retain and appropriately incentivize the Fund’s executive officers and other key employees by providing them with grants of incentive cash awards and the non-employee members of the Board by providing them with the opportunity to defer director fees into a deferral account under the Plan, in each case, as determined by the Compensation Committee of the Board (the “Compensation Committee”) pursuant to the terms of the Plan. The Plan will be administered by the Compensation Committee. The value of these incentive awards and deferral accounts under the Plan will be determined based on measurement of the change in the Fund’s trading discount relative to the pre-tax value of the Fund’s net assets, as adjusted to eliminate any impact from share price movements of ordinary shares of Alibaba Group Holding Limited, against certain targeted performance levels established by the Compensation Committee, with resulting payout multipliers to be determined by the Compensation Committee.

Each incentive award generally vests over a three (3) year period, with 20%, 30% and 50% of the incentive award vesting on the first, second and third anniversaries of the vesting commencement date, respectively, provided that the participant remains continuously employed with the Fund through each such vesting date, subject to such other vesting terms and conditions set forth in the Plan and the applicable award agreement. The amount of an incentive award that may become payable to a participant is subject to the achievement of a reduction in the Fund’s trading discount (if any) as compared to the baseline level established by the Compensation Committee and resulting payout multipliers (as set forth in the award agreement underlying the incentive award) and which will be measured on the applicable vesting date, the date of the occurrence of a change in control or, in the case of a qualifying termination, the greater of the amount measured as of the date of termination or the first anniversary of such date of termination.

Assuming the maximum payout multiplier applicable to incentive awards, the maximum amount that may become payable to a participant in any fiscal year of the Fund is $24 million and the maximum amount that may become payable with respect to all awards granted to participants under the Plan is $60 million. The Plan will provide for an award granted to the participant (“Incentive Award”) and a range of payments that each officer may receive based on attainment of the pre-established performance targets:

•	Mr. McInerney’s deferred compensation will have an Incentive Award of $6 million, which may result in payments of between $0 and $24 million;

•	Mr. Chong’s deferred compensation will have an Incentive Award of $3 million, which may result in payments of between $0 and $12 million;

•	Ms. Wellman’s deferred compensation will have an Incentive Award of $1.5 million, which may result in payments of between $0 and $6 million; and

•	Ms. Work’s deferred compensation will have an Incentive Award of $1 million, which may result in payments of between $0 and $4 million.

Incentive awards, to the extent vested, will generally be paid to the participant, on or within thirty (30) days following the earliest to occur; the first anniversary of each applicable vesting date, the date of the participant’s separation from service if deferred in accordance with the terms and conditions of the Plan, or immediately prior to a change in control. Under certain conditions, a participant may also be entitled to a catch-up payment if the participant is either employed with the Fund as of a change in control or has experienced a qualifying termination within twelve (12) months prior to such change in control or, in the absence of a change in control, the fourth anniversary of the Plan’s effective date and each six-month anniversary thereafter (provided that the trading discount as of such applicable date results in a payout multiplier of at least (3.0), in each case, pursuant to the terms and conditions of the Plan and the applicable award agreement. A participant will also be entitled to receive interest credit (based on the applicable prime rate of interest reported in the Wall Street Journal as to the applicable vesting date, compounded monthly through the date of payment) on any incentive awards that are paid more than thirty (30) days following an applicable vesting date. Each participant may elect to defer payment of his or her incentive award, to the extent vested, to the occurrence of the participant’s separation from service in lieu of receiving payment on the first anniversary of each vesting date.

Each independent director who is designated as a participant by the Compensation Committee under the Plan shall be required to defer a portion of not less than 50% and up to 100% of his or her director fees payable in cash for services rendered by such director during the period commencing as of the date of deferral and ending on the date of the third anniversary of the first regularly scheduled annual meeting of the Fund’s stockholders. The amount of director fees so deferred will be credited to the participant’s deferral account under the Plan as of the regularly scheduled payment date of such fees. The participant will be fully vested in his or her deferral account. The value of the participant’s deferral account will be subject to increase or decrease based on the achievement of a reduction in the Fund’s trading discount (if any) against certain targeted performance levels and resulting payout multipliers as established by the Compensation Committee and set forth in the deferral agreement entered into between the director and the Fund and which will be determined by the Compensation Committee on the applicable payment date. Distribution of the participant’s deferral account, as adjusted pursuant to the terms and conditions of the Plan, will be made to the participant in a single lump sum cash payment upon the earlier to occur of (i) the participant’s separation from service for any reason or (ii) a change in control of the Fund.

Incentive Awards granted under the Plan were intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended. On December 22, 2017, Congress enacted H.R. 1, colloquially referred to as the Tax Cuts and Jobs Act (“TCJA”), which significantly changes existing U.S. tax law. Under the TCJA, the exemption from the deduction limitation under Section l62(m) of the Internal Revenue Code for qualified performance-based compensation was eliminated for tax years beginning on and after January 1, 2018. However, payments which otherwise qualify as performance-based compensation and which are made pursuant to written binding contracts that were outstanding as of November 2, 2017 remain eligible for the exemption from Section 162(m). We intend to review and monitor guidance expected to be issued regarding the scope of this transition relief, and its impact on the deductibility of future payments under the Plan.

Under the Plan, the Incentive Award granted to the participants of the Plan who remains in continuous service with the Fund through the applicable vesting date, is assessed on each anniversary of the Vesting Commencement Date (June 13, 2017). The amount of an incentive award that may become payable to a participant is subject to the achievement of a reduction in the Fund’s trading discount (if any) and resulting payout multiplier and will be measured on the applicable vesting anniversary date. The Fund will assess the trading discount and payout multiplier on a quarterly basis of the vesting period and record the applicable liability. As of December 31, 2018, the Fund recorded a liability of $6 million. No payment has been made to the participants based on the assessment of the multiplier as the minimum conditions have not been met.

Note 11    Income Taxes

The Fund is not eligible to be treated as a “regulated investment company” under the Code as a result of the Fund’s concentrated ownership of Alibaba shares. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains. The Fund will recognize tax expense on its taxable income and taxable gains on investments.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred income tax assets and liabilities as of December 31, 2018 are as follows (in thousands):

Deferred income tax assets:
Net operating loss and tax credits carryforwards	$31,897
Other deferred tax assets	305,547

Total deferred income tax assets	337,444

Deferred income tax liabilities:
Unrealized investment gains	(8,004,972)

Total deferred income tax liabilities	(8,004,972)

Net deferred income tax assets (liabilities)	$(7,667,528)

At December 31, 2018, the Fund’s federal and California net operating loss carryforwards for income tax purposes were approximately $94 million and $72 million, respectively. The federal and California net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax law. If not utilized, the federal and California net operating loss carryforwards will begin to expire in 2021. The Fund’s state research tax credit carryforward for income tax purposes is approximately $6 million and it can be carried forward indefinitely.

The Fund has exhausted its federal and state capital loss carryforwards as of December 31, 2018.

Pursuant to the transaction agreement with Verizon, Altaba is obligated to indemnify Verizon Media Group (formerly known as “Yahoo Holdings, Inc.”) for future utilization of certain deferred tax assets. Altaba has therefore recorded an indemnification liability to Verizon Media Group of $62.6 million in the consolidated statement of assets and liabilities.

The provision (benefit) for income taxes is composed of the following as of December 31, 2018 (in thousands):

Current:
United States federal	$3,390,557
State	438,568

Total current provision (benefit) for income taxes	3,829,125

Deferred:
United States federal	(6,897,176)
State	(695,516)

Total deferred provision (benefit) for income taxes	(7,592,692)

Total provision (benefit) for income taxes	$(3,763,567)

The income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended December 31, 2018 were as follows (in thousands):

Income tax at the U.S. federal statutory rate of 21 percent	$(2,685,229)	21.00%
State income taxes, net of federal benefit	(212,368)	1.66%
Transition tax	(357,570)	2.80%
Transition tax investment basis step-up	(132,131)	1.03%
US tax on earnings of foreign investments	(189,533)	1.48%
Other	(186,736)	1.46%

Provision (benefit) for income taxes	$(3,763,567)	29.43%

On December 22, 2017, the U.S. federal government enacted the 2017 Tax Act (“TCJA”). The 2017 Tax Act included a number of changes in existing tax law impacting businesses, including a one-time deemed repatriation of cumulative undistributed foreign earnings and a permanent reduction in the U.S. federal statutory rate from 35% to 21%, effective on January 1, 2018. Under U.S. GAAP, changes in tax rates and tax law are accounted for in the period of enactment and deferred tax assets and liabilities are measured at the enacted tax rate. Consistent with guidance issued by the SEC, Staff Accounting Bulletin No. 118 provides for a measurement period of one year from the enactment date to finalize the accounting for effects of the 2017 Tax Act. As of December 31, 2017, the Fund estimated a net income tax benefit of $11 billion related to TCJA comprised of: a benefit due to the impact of the change in tax rate of deferred tax assets and liabilities of $10.1 billion, a charge of $0.65 billion related to the one-time transition tax, and a benefit of $1.5 billion for a reduction of the Fund’s deferred tax liability on unrealized gains in our investments for the tax basis step-up resulting from the one-time deemed repatriation.

In December 2018, the Fund completed its accounting for the effect of the TCJA within the measurement period under the SEC guidance, and reflected a net benefit of $490 million in the 2018 income tax provision, comprised of a $358 million benefit related to the one-time transition tax and a $132 million benefit to our deferred taxes on unrealized gains in our investments for the tax basis step-up resulting from the one-time deemed repatriation. The effects of TCJA are based on the best information available, including use of publicly available information with regards to the earnings of its underlying investments. The estimates of TCJA effects may be adjusted as information is provided to the Fund by the issuers of the underlying investments. Further, the U.S. Treasury Department and IRS are continuing to draft and release regulations under the TCJA, and additional, related, legislation which could change certain outcomes of the TCJA is possible. Each of these items could have a material effect on the Fund’s accounting for the tax effects of TCJA.

The total amount of gross unrecognized tax benefits was $961 million as of December 31, 2018, of which up to $545 million would affect Altaba’s effective tax rate if realized. A reconciliation of the beginning and ending amount of unrecognized tax benefits for the period from January 1, 2018 to December 31, 2018 is as follows (in thousands):

Unrecognized tax benefits balance at January 1, 2018	$1,373,996
Gross decrease for tax positions of prior years	(335,017)
Gross increase for tax positions of current year	156,907
Settlements	(234,674)

Unrecognized tax benefits balance at December 31, 2018	$961,212

The balances are recorded on the Fund’s consolidated statement of assets and liabilities as of December 31, 2018 is as follows (in thousands):

Total unrecognized tax benefits balance	$961,212
Amounts netted against related deferred tax assets	(51,912)

Unrecognized tax benefits recorded on consolidated statement of assets and liabilities	$909,300

As primary obligor, Altaba is generally responsible for all United States federal, state and local uncertain tax benefits through the date of the Sale Transaction and, as such, the uncertain tax benefits are recorded in other liabilities in the consolidated statement of assets and liabilities. Pursuant to the transaction agreement with Verizon, Verizon Media Group is obligated to indemnify the Fund for certain pre-acquisition tax liabilities. The Fund has therefore recorded an indemnification asset from Verizon Media Group of $219 million in other assets in the consolidated statement of assets and liabilities.

Altaba recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. The amount of accrued interest and penalties recorded on the consolidated statement of assets and liabilities as of December 31, 2018 was approximately $247 million of which $44 million is indemnified by Verizon Media Group pursuant to the transaction agreement with Verizon, whereby Verizon Media Group is obligated to indemnify the Fund for certain pre-acquisition tax liabilities.

The Fund is in various stages of examination and appeal in connection with its taxes both in U.S. federal, state and local jurisdictions. These audits generally span tax years 2005 through 2015. As of December 31, 2018, the Fund’s 2011 through 2015 U.S. federal income tax examination has concluded. The Fund has appealed the proposed California Franchise Tax Board’s adjustments to the 2005 through 2008 returns, but no conclusions have been reached to date. The Fund’s 2009 through 2010 California tax returns are currently under examination. The Fund’s 2011 tax year through the current tax year remain subject to examination by the California Franchise Tax Board for California tax purposes. The Fund concluded an audit with Massachusetts, Oregon and Pennsylvania during the period. While it is difficult to determine when the examinations will be settled or their final outcomes, certain audits in various jurisdictions are expected to be resolved in the foreseeable future. The Fund believes that it has adequately provided for any reasonably foreseeable adverse adjustment to its tax returns and that any settlement will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Note 12    Agreements and Related Party Transactions

Advisory Agreements

The Fund has hired BlackRock Advisors, LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“Morgan Stanley” or “MSSB” and, together with BlackRock, the “External Advisers”) as external investment advisers to manage the marketable debt securities portfolio. Each External Adviser manages approximately half of the marketable securities portfolio. The following guidelines apply to each External Adviser, individually, without reference to the portion of the marketable securities portfolio managed by the other.

The Fund pays BlackRock a monthly fee in arrears at an annual rate equal to 0.08% of the average daily net assets (as determined by BlackRock) of the first $250 million assets of the BlackRock Assets; 0.06% of the next $250 million; 0.04% of the next $250 million; and 0.02% of any assets above $750 million.

Pursuant to the investment advisory agreement with Morgan Stanley, the Fund pays Morgan Stanley compensation, quarterly in arrears, at an annual rate as follows based on the total amount of assets managed by Morgan Stanley:

MSSB Asset level under $750M	0.0700%
MSSB Asset level between $750M and $1B	0.0650%
MSSB Asset level between $1B and $1.5B	0.0575%
MSSB Asset level between $1.5B and $2B	0.0500%
MSSB Asset level between $2B and $2.5B	0.0450%
MSSB Asset level between $2.5B and $3B	0.0425%
MSSB Asset level between $3B and $3.5B	0.0400%
MSSB Asset level between $3.5B and $4B	0.0375%
MSSB Asset level over $4B	0.0350%

Administration, Accounting & Custodian

The Fund has engaged U.S. Bancorp Fund Services, LLC (“USBFS”) to serve as the Fund’s administrator and fund accountant. The Fund has engaged U.S. Bank, N.A. (“U.S. Bank”) to serve as the Fund’s custodian. The Fund pays a monthly fee computed at an annual rate of 0.004% on the first $20 billion of monthly average net assets, 0.003% on the next $20 billion and 0.00075% on the remaining balance of monthly average net assets, for the services provided by USBFS and U.S. Bank.

Transfer Agent

Computershare Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Note 13    Purchases and Sales of Securities

Purchase and sales of investment securities, excluding short-term securities and U.S. government obligations, for the period ended December 31, 2018, totaled $390 million and $15.1 billion, respectively.

Note 14    Investment in Affiliates

If the Fund’s holding represents ownership of 5% or more of voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Fund had the following transactions during the period ended December 31, 2018 with affiliated companies(1):

	Alibaba Group Holding Limited	Yahoo Japan Corporation	Gomaji Corp., Ltd.	Hortonworks, Inc. - Common Shares	Hortonworks, Inc. - Common Warrants	Hortonworks, Inc. - Series A Stock Warrants	Total Investments in Affiliates
Balance of shares held at January 1, 2018	383,565,416	2,025,923,000	3,589,942	3,845,806	476,368	3,250,000
Purchases	—	—	—	—	—	—
Sales	(100,250,000)	(2,025,923,000)	(3,589,942)	(7,572,174)	—	—
Shares converted	—	—	—	3,726,368	(476,368)	(3,250,000)
Balance of shares held at December 31, 2018	283,315,416	—	—	—	—	—
Fair value as of December 31, 2018(2)	$38,834,044	$—	$—	$—	$—	$—	$38,834,044
Change in unrealized appreciation (depreciation)(2)	$(26,601,860)	$(6,413,480)	$1,777	$(123,483)	$—	$—	$(33,137,046)
Dividends(2)(3)	$—	$167,989	$114	$—	$—	$—	$168,103
Net realized gain (loss)(2)	$17,110,386	$3,572,387	$(4,691)	$113,800	$—	$—	$20,791,882

Excalibur IP, LLC
Balance of patents held and applications pending at January 1, 2018	3,587
Change in patents held	(167)
Balance of patents held and applications pending at December 31, 2018	3,420
Fair value as of December 31, 2018(2)	$250,000
Change in unrealized appreciation (depreciation)(2)	$(415,000)
Distributions(2)	$—
Net realized gain (loss)(2)	$4,175

(1)	Affiliated issuer, as defined in the Investment Company Act of 1940, as amended.

(2)	In thousands.

(3)	Gross dividend. The Fund received $159.6 million, net of $8.4 million in withholding taxes.

Note 15    Capital Share Transactions

Common and Preferred Stock

As of December 31, 2018, there were 5 billion shares of $0.001 par value common stock authorized, 567,464,270 shares issued and outstanding.

The Board has the authority to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders.

Share Repurchases

The Board of Directors of the Fund authorized a new share repurchase program (the “September 2018 Share Repurchase Program”), pursuant to which the Fund may, from time to time, purchase up to $5.75 billion of its common stock through, without limitation, market purchases, privately negotiated transactions or other methods of acquiring shares. The date and time of such repurchases will depend upon market conditions. All repurchases will be made in compliance with, and at such times as permitted by, federal securities laws and may be suspended or discontinued at any time. This new share repurchase authorization, which became effective upon completion of the Fund’s sale of its remaining shares of Yahoo Japan, supersedes the existing buyback program (the “February 2018 Share Repurchase Program”), which was authorized in February 2018. There is no expiration date for the September 2018 Share Repurchase Program.

During the year ended December 31, 2018, the Fund repurchased approximately 62.5 million shares at a weighted average price of $66.51 and average weighted discount of 10.9% of net asset value for an aggregate purchase price of approximately $4.2 billion, pursuant to both the February and September Share Repurchase Programs. As of December 31, 2018, the unutilized authorization was approximately $3.4 billion under the September 2018 Share Repurchase Program.

During the period from June 16, 2017 to December 31, 2017, the Fund issued approximately 4.1 million shares related to option exercises and restricted stock unit releases and repurchased approximately 138.4 million shares. Of the 138.4 million shares repurchased, approximately 64.5 million shares of its common stock were repurchased at an average premium of 1.66% of net asset value for an aggregate purchase price of approximately $3.4 billion, was pursuant to a self-tender offer that expired on June 16, 2017 and 73.9 million shares of its common stock were repurchased at an average weighted premium of 13.48% of net asset value for an aggregate purchase price of $5 billion, was pursuant to the Share Repurchase Program. The July 26, 2017 Share Repurchase Program was exhausted during the fourth quarter of 2017.

Tender Offer

The Fund repurchased 195 million shares of Altaba common stock in exchange for approximately 68.25 million Alibaba ADS and $1.7 billion in cash pursuant to a self-tender offer.

Note 16    Distributions

The Fund currently intends to return substantially all of its cash, including any new cash generated by asset sales, to stockholders over time through stock repurchases and distributions, although the Fund will retain sufficient cash to satisfy its potential obligations to creditors, including possible tax liabilities and other claims, and for working capital. The timing and method of any return of capital will be determined by the Board. Stock repurchases may take place in the open market, including under Rule 10b5-1 plans or in a tender offer, or in privately negotiated transactions, including structured and derivative transactions such as accelerated share repurchase transactions. The Fund’s obligations to creditors and working capital requirements may vary over time and may be materially greater than such amount, depending upon, among other factors, the Fund’s potential obligations with respect to the other liabilities, and claims, including tax liabilities, the Fund’s use of leverage, and whether the income from the Fund’s investments is sufficient to cover its expenses.

Note 17    Principal Risks

You should consider the following risk factors associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.

Risks Related to Alibaba

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares.

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares. Alibaba is an online and mobile commerce company. As of the December 31, 2018, the Fund’s Alibaba shares represented approximately 81.7% of the Fund’s total assets. The Alibaba shares are a significant portion of the Fund’s assets. The Fund currently intends to continue to hold a substantial portion of its total assets in the form of Alibaba shares. As a result, the market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares, which in turn will be affected by Alibaba’s business, management, results of operations, and financial condition.

The trading price of Alibaba shares has been and is likely to continue to be volatile, which could result in substantial losses to the Fund. For example, the high and low sale prices of Alibaba ADS between December 31, 2017 and December 31, 2018 were $210.86 and $131.89, respectively. In addition, the performance and fluctuation of the market prices of other companies with business operations located mainly in the People’s Republic of China (“PRC”) that have listed their securities in the United States may affect the volatility in the price of and trading volumes for Alibaba shares. Some of these companies have experienced significant volatility, including significant price declines after their initial public offerings. The trading performances of these PRC companies’ securities at the time of or after their offerings may affect the overall investor sentiment towards other PRC companies listed in the United States and consequently may impact the trading performance of Alibaba shares.

In addition to market and industry factors, the price and trading volume for the Alibaba shares may be highly volatile for specific business reasons, including: (i) variations in Alibaba’s results of operations; (ii) announcements about Alibaba’s earnings that are not in line with analyst expectations; (iii) publication of operating or industry metrics by third parties, including government statistical agencies, that differ from expectations of industry or financial analysts; (iv) changes in financial estimates by securities research analysts; (v) announcements made by Alibaba or its competitors of new product and service offerings, acquisitions, strategic relationships, joint ventures, or capital commitments; (vi) press and other reports, whether or not true, about Alibaba’s business; (vii) negative reports published by short sellers, regardless of their veracity or materiality to Alibaba’s business; (viii) litigation and regulatory allegations or actions or negative reports or publicity against Alibaba, regardless of their veracity or materiality to Alibaba; (ix) changes in pricing made by Alibaba or its competitors; (x) conditions in the online retail market; (xi) additions to or departures of Alibaba management; (xii) fluctuations of exchange rates between the Renminbi and the U.S. dollar; (xiii) release or expiry of any transfer restrictions on outstanding Alibaba shares; (xiv) sales or perceived potential sales or other disposition of existing or additional Alibaba shares or other equity or equity-linked securities, including by Alibaba’s principal shareholders, directors, officers, and other affiliates; (xv) the creation of vehicles that hold Alibaba shares; (xvi) actual or perceived general economic and business conditions and trends in the PRC and globally, as some investors or analysts may invest in or value Alibaba ADS based on the economic performance of the Chinese economy, which may not be correlated to Alibaba’s financial performance; and (xvii) changes or developments in the PRC or global regulatory environment. Any of these factors may result in large and sudden changes in the volume and trading price of Alibaba shares. Alibaba primarily derives its revenue from online marketing services, commissions based on transaction value derived from certain of its marketplaces, fees from the sale of memberships on its wholesale marketplaces, and cloud service fees. Alibaba’s future revenue growth depends on its ability to expand into new geographic regions and grow its other businesses. Alibaba faces risks associated with expanding into sectors or geographies in which it has limited or no experience. In addition, Alibaba’s revenue growth may slow or decline for other reasons, including decreasing consumer spending, increasing competition and slowing growth of the PRC retail or PRC online retail industry and changes in government policies or general economic conditions.

In addition, the stock market has from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies and industries. These fluctuations may include a so-called “bubble market” in which investors temporarily raise the price of the stocks of companies in certain industries, such as the ecommerce industry, to unsustainable levels. These market fluctuations may significantly affect the trading price of Alibaba shares. In the past, following periods of volatility in the market price of a company’s securities, shareholders have often instituted securities class action litigation against that company. Alibaba has been named as a defendant in certain purported shareholder class action lawsuits. The litigation process may utilize a material portion of Alibaba’s cash resources and divert Alibaba management’s attention from the day-to-day operations of the company, all of which could harm Alibaba’s business. If adversely determined, the class action suits may have a material adverse effect on its business, financial condition, and results of operations.

Alibaba faces increasingly intense competition, mainly from Chinese and global Internet companies as well as certain offline retailers and e-commerce players, including those that specialize in a limited number of product categories. In addition, Alibaba faces increasing competition in the diversified mobile commerce industry for mobile users in the PRC from established as well as emerging mobile commerce platforms. If Alibaba is not able to compete effectively, the gross merchandise volume transacted on Alibaba’s marketplaces and the users and activity levels on its platforms may decrease significantly, which could materially and adversely affect Alibaba’s business, financial condition, and results of operations as well as its brand. The Internet industry is characterized by rapidly changing technology, evolving industry standards, new mobile apps, protocols and technologies, new service and product introductions, new media and entertainment content, (including user generated content), and changing customer demands and trends. Furthermore, Alibaba’s competitors are constantly developing innovations in Internet search, online marketing, communications, social networking, entertainment, logistics, and other services, on both mobile devices and personal computers, to enhance users’ online experience. As a result, Alibaba continues to invest significant resources in its infrastructure, research and development and other areas in order to enhance its technology and its existing products and services as well as to explore new growth strategies and introduce new high quality products and services to attract more participants to its platforms. Alibaba’s investments in innovations and new technologies, which may be significant, may not increase its competitiveness or generate financial returns in the short term, or at all, and Alibaba may not be successful in adopting and implementing new technologies, such as artificial intelligence, or artificial intelligence. The changes and developments taking place in Alibaba’s industry may also require Alibaba to re-evaluate its business model and adopt significant changes to our long-term strategies and business plans. Alibaba’s failure to innovate and adapt to these changes would have a material adverse effect on its business, financial condition, and results of operations.

Alibaba files with the SEC reports containing financial and other material information about its business and risks relating to its business. You are encouraged to review the information set forth in Alibaba’s registration statements on Form F-1 and Form F-4 and annual reports on Form 20-F for additional information about Alibaba’s business, management, results of operations, financial condition, and risks. You should also review Alibaba’s press releases and reports filed with the SEC on Form 6-K. This information may be obtained at the SEC’s website at:

https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001577552&owner=exclude&count=40.

You should review information filed by Alibaba with the SEC because the value of the Fund’s common stock will be heavily dependent upon and influenced by the value of the Alibaba shares. All information with respect to Alibaba in this registration statement is derived from Alibaba’s public filings with the SEC. Such information is provided for informational purposes only and the Fund makes no representation and assumes no responsibility for the accuracy or completeness of such information.

The Alibaba Partnership, Alibaba’s voting agreements with certain of its shareholders, and SoftBank’s investment in Alibaba will limit the Fund’s ability to influence the nomination and election of Alibaba directors.

The Alibaba partnership, comprised of certain management members of Alibaba, Zhejiang Ant Small and Micro Financial Services Group Co., Ltd., and Zhejiang Cainiao Supply Chain Management Co. Ltd. (the “Alibaba Partnership”), has the ability, under Alibaba’s articles of association, to nominate or, in limited situations, appoint, a simple majority of Alibaba’s board of directors. If at any time Alibaba’s board of directors consists of fewer than a simple majority of directors nominated or appointed by the Alibaba Partnership for any reason, including because a director previously nominated by the Alibaba Partnership ceases to be a member of Alibaba’s board of directors or because the Alibaba Partnership had previously not exercised its right to nominate or appoint a simple majority of Alibaba’s board of directors, the Alibaba Partnership will be entitled (in its sole discretion) to nominate or appoint such number of additional directors to the board as necessary to ensure that the directors nominated or appointed by the Alibaba Partnership comprise a simple majority of Alibaba’s board of directors.

Alibaba, Yahoo, and SoftBank entered into a voting agreement pursuant to which SoftBank, Yahoo, Jack Ma, and Joe Tsai agreed to vote their shares in favor of the Alibaba Partnership director nominees at each annual general stockholders meeting, so long as SoftBank owns at least 15 percent of Alibaba’s outstanding ordinary shares. As of September 30, 2018, SoftBank owned approximately 29 percent of the Alibaba shares based on publicly available filings with the SEC. Furthermore, the voting agreement provides that SoftBank has the right to nominate one director to the board of Alibaba until SoftBank owns less than 15 percent of Alibaba’s outstanding ordinary shares. In addition, pursuant to the voting agreement, Yahoo, Jack Ma, and Joe Tsai have agreed to vote their shares (including shares for which they have voting power) in favor of the election of the SoftBank director nominee at each annual general shareholders meeting in which the SoftBank nominee stands for election. Moreover, subject to certain exceptions, pursuant to the voting agreement SoftBank and Yahoo have agreed to give Jack Ma and Joe Tsai a proxy over, with respect to SoftBank, any portion of its shareholdings exceeding 30 percent of Alibaba’s outstanding shares and, with respect to Yahoo, all of its shareholdings up to a maximum of 121.5 million of Alibaba’s ordinary shares. These proxies will remain in effect until Jack Ma owns less than 1 percent of Alibaba’s ordinary shares on a fully diluted basis or Alibaba materially breaches the voting agreement. The Fund remains a party to, and is subject to all of Yahoo’s obligations under, the voting agreement.

This governance structure and contractual arrangement limit the ability of the Fund to influence Alibaba corporate matters, including any matters determined at the board level. In addition, the nomination right granted to the Alibaba Partnership will remain in place for the life of the Alibaba Partnership unless its articles of association are amended to provide otherwise by a vote of shareholders representing at least 95% of shares that vote at a shareholders meeting. The nomination rights of the Alibaba Partnership will remain in place notwithstanding a change of control or merger of Alibaba and, for so long as SoftBank and Yahoo remain substantial shareholders, it is expected that the Alibaba Partnership nominees will receive a majority of votes cast at any meeting for the election of directors and will be elected as directors. These provisions and agreements could have the effect of delaying, preventing or deterring a change in control and could limit the opportunity of the Fund to receive a premium for its Alibaba shares. As of the date of this annual report, the parties to the voting agreement and the partners of the Alibaba Partnership held in the aggregate more than 50% of Alibaba’s outstanding ordinary shares (including unvested shares and shares underlying vested and unvested awards).

As a result of the foregoing nomination and voting arrangements, the Fund’s ability to affect the management of Alibaba through election of directors to Alibaba’s board of directors will be substantially limited.

The Fund’s investment performance may be materially and adversely affected by economic conditions in the PRC as well as globally.

A significant portion of the Fund’s assets consists of Alibaba shares. Alibaba has significant operations in the PRC. As a result, the Fund’s investment performance and net income are impacted to a significant extent by economic, political and legal developments in the PRC. Chinese equities and many American Depositary Shares issued by companies that primarily operate in the PRC, including Alibaba, have experienced increased volatility over the past few years. Although the PRC government has taken steps to seek to stabilize the PRC equity markets, it is uncertain what effect such measures will have, if any, on the PRC equity markets or on the price of American Depositary Shares issued by companies that primarily operate in the PRC. Continued price drops in the PRC equity markets and any related price drops of American Depositary Shares issued by companies that primarily operate in the PRC may adversely affect the Fund’s investment performance and the market price of the Fund’s common stock.

The PRC government has in recent years implemented a number of measures to control the rate of economic growth, including by raising interest rates and adjusting deposit reserve ratios for commercial banks, as well as by implementing other measures designed to tighten credit and liquidity and regulate its securities market. These measures have contributed to a slowdown of the PRC economy. While the PRC government started easing its monetary policy a few years ago, there have been signs of a continuing economic slowdown in the PRC. Any continuing or worsening slowdown could significantly reduce domestic commerce in the PRC, including business activities conducted through the Internet generally and within the online services and e-commerce industry in which the Fund’s investments are concentrated. An economic downturn, whether actual or perceived, a further decrease in economic growth rates, or an otherwise uncertain economic outlook in the PRC or any other market could have a material adverse effect on the Fund’s investment performance and financial condition.

The PRC economy differs from the economies of most developed countries in many respects, including the extent of government involvement, level of development, growth rate, control of foreign exchange, and allocation of resources.

Although the PRC government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in the PRC is still owned by the PRC government. In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over the PRC’s economic growth by allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy, regulating financial services and institutions, and providing preferential treatment to particular industries or companies.

While the PRC economy has experienced significant growth in the past three decades, growth has been uneven, both geographically and among various sectors of the economy. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures may benefit the overall PRC economy, but may also have a negative effect on the Fund. The Fund’s financial condition and results of operation could be materially and adversely affected by government control over capital investments or changes in tax regulations that are applicable to Alibaba. In addition, the PRC government has implemented in the past certain measures, including interest rate increases, to control the pace of economic growth. These measures may cause decreased economic activity. Any prolonged slowdown in the Chinese economy could lead to a reduction in demand for Alibaba’s services and consequently have a material adverse effect on Alibaba’s businesses, financial condition and results of operations.

The U.S. administration under President Donald Trump has advocated greater restrictions on trade generally and significant increases on tariffs on certain goods imported into the United States, particularly from China and has recently taken steps toward restricting trade in certain goods. China and other countries have retaliated in response to new trade policies, treaties and tariffs implemented by the United States. Such policy retaliations could ultimately result in further trade policy responses by the United States and other countries, and result in an escalation leading to a trade war, which would have an adverse effect on manufacturing levels, trade levels and industries, including logistics, retail sales and other businesses and services that rely on trade, commerce and manufacturing. Any such escalation in trade tensions or a trade war, or news and rumors of the escalation of a potential trade war, could affect activity levels within Alibaba’s ecosystem and have a material and adverse effect on its business, results of operations and the trading price of the Alibaba ADS.

If the PRC government deems that Alibaba’s contractual arrangements in relation to variable interest entities owned by PRC citizens and through which Alibaba conducts its business in the PRC do not comply with PRC government restrictions on foreign investment, or if these regulations or the interpretation of existing regulations change in the future, Alibaba’s business and results of operations may be impacted, which in turn may adversely affect the Fund’s investment performance.

Foreign ownership of certain types of Internet businesses in the PRC, such as Internet information services, is subject to restrictions under applicable PRC laws, rules, and regulations. The principal regulations governing foreign investment in Alibaba’s business in China include the Guidance Catalogue of Industries for Foreign Investment, or the Foreign Investment Catalogue, the latest version of which came into effect on July 28, 2017, the latest amendment of which has become effective as of July 28, 2018, and other applicable laws, rules and regulations. Under these laws and regulations, foreign investors are generally not permitted to own more than 50 percent of the equity interests in a value-added telecommunication service provider. Any foreign investor must also have experience and a good track record in providing value-added telecommunications services overseas. Although according to the Notice on Lifting the Restriction to Foreign Shareholding Percentage in Online Data Processing and Transaction Processing Business (Operational Ecommerce) promulgated by the PRC’s Ministry of Industry and Information Technology on June 19, 2015, foreign investors are allowed to hold up to 100% of all equity interests in the online data processing and transaction processing business (operational e-commerce) in China, other requirements provided by the Foreign Investment Telecommunications Rules (such as the track record and experience requirement for a major foreign investor) still apply. There still exist uncertainties with respect to the interpretation of such notice and its implementation by authorities.

While the significant majority of Alibaba’s revenue was generated by its wholly-foreign owned enterprises in fiscal year 2018, Alibaba provides Internet information services in the PRC, which are critical to its business, through a number of PRC incorporated variable interest entities (“VIEs”). Contractual arrangements between Alibaba and the VIEs and their equityholders give Alibaba effective control over each of the VIEs enabling it to obtain substantially all of the economic benefits arising from the VIEs and consolidate the financial results of the VIEs in its results of operations. Although the VIE structure adopted by Alibaba is consistent with longstanding industry practice, and is commonly adopted by comparable companies in the PRC, the PRC government may not agree that these arrangements comply with PRC licensing, registration, or other regulatory requirements, with existing policies, or with requirements or policies that may be adopted in the future. Alibaba is in the process of enhancing the structure of its VIEs.

In January 2015, the Ministry of Commerce of the PRC published a discussion draft of the proposed Foreign Investment Law (the “Discussion Draft”), which aims to, upon its enactment, replace the existing laws regulating foreign investment in the PRC. While the Ministry of Commerce of the PRC completed the solicitation of the comments on the Discussion Draft in February 2015, there are still substantial uncertainties with respect to its enactment timetable. The Discussion Draft, if enacted as proposed, may impact the viability of Alibaba’s current corporate structure, corporate governance, and business operations. There are substantial uncertainties with regard to the interpretation and application of the Discussion Draft, once enacted, and to current PRC laws, rules, and regulations. If Alibaba or any of its VIEs are found to be in violation of any existing or future PRC laws, rules, or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, including revoking the business and operating licenses of Alibaba’s PRC subsidiaries or its VIEs, requiring Alibaba to discontinue or restrict its operations, restricting Alibaba’s right to collect revenue, blocking one or more of Alibaba’s websites, requiring Alibaba to restructure its operations or taking other regulatory or enforcement actions against Alibaba. The imposition of any of these measures could result in a material adverse effect on Alibaba’s ability to conduct all or any portion of its business operations. Any of these events could have a material adverse effect on the business, financial condition, and results of operations of Alibaba, and in turn, the Fund’s investment performance.

There are uncertainties regarding the interpretation and enforcement of PRC laws, rules, and regulations.

Most of Alibaba’s operations are conducted in the PRC and are governed by the PRC laws, rules, and regulations. Alibaba’s PRC subsidiaries are subject to laws, rules, and regulations applicable to foreign investment in the PRC. The PRC legal system is a civil law system based on written statutes. Prior court decisions may be cited for reference but, unlike the common law system, they have limited precedential value.

In 1979, the PRC government began to promulgate a comprehensive system of laws, rules, and regulations governing economic matters in general. The overall effect of legislation over the past three decades has significantly enhanced the protections afforded to various forms of foreign investment in the PRC. However, the PRC has not developed a fully integrated legal system, and recently enacted laws, rules, and regulations may not sufficiently cover all aspects of economic activities in the PRC, or may be subject to significant degree of interpretation by PRC regulatory agencies and courts. In particular, because these laws, rules, and regulations are relatively new, and because of the limited number of published decisions and the non-precedential nature of these decisions, and because the laws, rules, and regulations often give the relevant regulator significant discretion in how to enforce them, the interpretation and enforcement of these laws, rules, and regulations involve uncertainties, and can be inconsistent and unpredictable. Therefore, it is possible that Alibaba’s existing operations may be found not to be in full compliance with relevant laws and regulations in the future. In addition, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all, and which may have a retroactive effect. As a result, Alibaba may not be aware of any violation of these policies and rules until after the occurrence of the violation.

Any administrative and court proceedings in the PRC may be protracted, resulting in substantial costs and diversion of resources and management attention. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection Alibaba enjoys than in more developed legal systems. These uncertainties may impede Alibaba’s ability to enforce the contracts it has entered into, and could materially and adversely affect the performance of the Fund’s investments.

The Fund faces uncertainties with respect to the possible PRC taxation of any sale, distribution, or other transfer of Alibaba shares or Alibaba ADSs by the Fund and/or its subsidiaries.

On February 3, 2015, the PRC State Administration of Taxation (“SAT”) issued the Bulletin Regarding Certain Enterprise Income Tax Matters on Indirect Transfer of Property by Non-Resident Enterprises, SAT Bulletin [2015] No. 7 (“Bulletin 7”). Bulletin 7 governs indirect transfers of PRC taxable property, which includes equity interests in PRC resident enterprises, real estate located in the PRC, and the assets of a “place or establishment” in the PRC of a foreign company. An indirect transfer occurs when a foreign company that is not resident in the PRC transfers shares in another foreign company that is not resident in the PRC, and the company whose shares are transferred directly or indirectly holds PRC taxable property.

Under Bulletin 7, an “indirect transfer” of PRC taxable property, including equity interests, by a foreign company that is not resident in the PRC may be recharacterized and treated as a direct transfer of PRC taxable property and subject to PRC tax, if such arrangement does not have a reasonable commercial purpose. An arrangement is deemed to lack a reasonable commercial purpose if the primary purpose of the arrangement is to avoid PRC tax. Bulletin 7 provides three safe harbors under which an indirect transfer will not be taxed. Bulletin 7 also includes a list of criteria (the so-called “blacklist”) and provides that, if all of the criteria are met, an indirect transfer will be deemed to lack reasonable commercial purpose without further analysis. If a transaction does not fall within a safe harbor or meet all of the blacklist criteria, then the question of whether an indirect transfer lacks reasonable commercial purpose is evaluated based on a totality of facts and circumstances test.

Because Alibaba holds PRC taxable property, any sale, distribution, or other transfer of Alibaba shares or Alibaba ADSs by the Fund and/or its subsidiaries, including transfers of Alibaba ADSs effected 2018 (any such transfer, an “Alibaba Share Transfer”) would be an indirect transfer under Bulletin 7. Consequently, the Fund faces uncertainties with respect to the possible PRC taxation of Alibaba Share Transfers under Bulletin 7, including any sale, exchange, dividend or other distribution (including any liquidating distribution) of Alibaba ADSs. If an Alibaba Share Transfer were subject to a PRC tax under Bulletin 7, the tax would be 10% of the gain that the PRC tax authorities deemed the Fund and/or its subsidiaries to have derived from such transfer. While the rules for determining gain for purposes of Bulletin 7 are complex, the Fund believes that the basis that would be applied will be fairly low, resulting in a substantial gain to which the Bulletin 7 tax would apply.

If the PRC tax is deemed applicable and is not timely paid, interest will accrue until the tax is paid or settled by the transferor. Further, a transferee who has paid consideration for the transferred shares is a withholding agent and can be subject to a penalty for failure to withhold the PRC tax payable by the transferor in an amount up to three times the amount of the tax. The transferee and transferor can each voluntarily report an indirect transfer of PRC taxable property to the PRC tax authorities. Voluntary reporting may entitle the transferor to a lower rate of interest on the PRC tax payable and gives the transferee a possible exemption or reduction of the penalty for failure to withhold. The statute of limitations applicable to Bulletin 7 cases is ten years.

One of the safe harbors under Bulletin 7 is for transfers that would qualify for tax exemption under a tax treaty between the PRC and the transferor’s country of residence if the transfer of PRC taxable property had been direct rather than indirect. Based on the advice of counsel, the Fund believes that Alibaba Share Transfers are more likely than not to qualify for the treaty safe harbor based on the existing bi-lateral tax treaties between the United States and the PRC. Because of uncertainties regarding the application of the tax treaty between Hong Kong and the PRC, the treaty safe harbor may be less likely to apply to Alibaba Share Transfers by the Fund’s Hong Kong subsidiaries. There can be no assurance that the PRC, which has ultimate taxing authority under Bulletin 7, will agree with the applicability of the treaty safe harbor to such Alibaba Share Transfers or to any Alibaba Share Transfers by the Fund.

If the treaty safe harbor did not apply, based on advice of counsel, the Fund believes that Alibaba Share Transfers should not fall within the “blacklist” and are more likely than not to be deemed to have a reasonable commercial purpose under the totality of facts and circumstances test referred to above because the avoidance of PRC tax is not the main purpose. There can be no assurance that the PRC tax authorities will agree with these positions.

As Bulletin 7 is relatively new, there are no formal interpretations and little practical experience as to how the PRC tax authorities will interpret and apply Bulletin 7 to Alibaba Share Transfers, and its interpretation by the courts in the PRC remains largely untested. The PRC tax authorities have wide discretion and may interpret and administer Bulletin 7 in a way that results in PRC taxation of Alibaba Share Transfers, notwithstanding the Fund’s belief that this would be incorrect as a matter of law. In such event, the Fund and/or its subsidiaries may be subject to PRC tax on Alibaba Share Transfers. Based on advice of counsel, although not free from doubt, the Fund believes that if tax were imposed on an Alibaba Share Transfer pursuant to Bulletin 7, the Fund will be entitled to claim the amount of tax paid as a credit against its U.S. federal income tax liability on such transfer. In order to claim the credit and obtain a refund of the resulting U.S. tax overpayment, the Fund would need to pay the tax assessed by the PRC tax authorities and pursue all effective and practical remedies to contest the tax under PRC law and the tax treaty between the United States and the PRC. To ensure that the Fund has sufficient assets and liquidity to pay and contest any PRC tax imposed on Alibaba Share Transfers, the Fund may need to delay the return of such assets to stockholders for a significant period of time. The rules relating to the foreign tax credit are complex and their application to a PRC tax imposed on an Alibaba Share Transfer is not entirely clear. Notwithstanding the advice of counsel referred to above, there can be no assurance that the IRS or a court would agree with the conclusion that Altaba is entitled to claim a credit for such tax. Moreover, a foreign tax credit would not be available in respect of any penalties imposed on the Fund in its capacity as a withholding agent under Bulletin 7.

In addition, as previously disclosed, two Alibaba Share Transfers that occurred prior to the issuance of Bulletin 7 could potentially be subject to PRC taxation based on a predecessor regulation. Although there can be no assurances, based on advice of counsel, the Fund currently believes that it is more likely than not that these prior transactions would not be subject to PRC tax. Although not free from doubt, the Fund would expect any such taxes assessed and paid in China to be ultimately offset and recovered in the U.S. through use of foreign tax credits. As noted above, the rules relating to the foreign tax credit are complex and their application to a PRC tax imposed on an Alibaba Share Transfer is not entirely clear and there can be no assurance that the IRS or a court would agree with the conclusion that Altaba is entitled to claim a credit for such tax. Moreover, a foreign tax credit would not be available in respect of any penalties imposed on the Fund in its capacity as a withholding agent for PRC tax.

The Fund’s ability to sell or otherwise dispose of the Alibaba shares is limited by certain factors.

Factors limiting the Fund’s ability to dispose of its assets include:

•

the size of the Fund’s stake in Alibaba relative to the average trading volumes for Alibaba shares may make it more difficult for the Fund to sell large quantities of Alibaba shares in a short period of time or at prices at which the Fund carries such shares on its books for purposes of calculating the Fund’s net asset value; and

•

the Fund would likely be required to pay significant capital gains tax if it sold or otherwise disposed of its Alibaba shares shares even with the increase in tax basis in its Alibaba shares as a result of the deemed dividend repatriation required by TCJA.

The Fund’s ability to sell its Alibaba shares is subject to certain restrictions under a registration rights agreement with Alibaba, Jack Ma, Joe Tsai, SoftBank and certain of their affiliates. Under the registration rights agreement, the Fund generally can sell or otherwise dispose of its Alibaba shares without limitation or restriction provided the sale or disposition is effected through one or more private sales not executed or recorded on a public exchange or quotation service (“Off-Exchange Sales”).

Under the registration rights agreement, the Fund can sell an unlimited amount of Alibaba shares in one or more transactions executed or recorded on a public exchange or quotation service within a 90-day period. However, if the Fund sells or otherwise disposes of more than $1 billion of Alibaba shares in one or more transactions executed or recorded on a public exchange or quotation service within a 90-day period (a “Large Resale”), then it can sell only up to $1 billion of Alibaba shares (excluding Off-Exchange Sales) in each of the next two 90-day periods. The Fund also is restricted in its ability to sell shares in public block trades (other than Off-Exchange Sales) in excess of certain threshold amounts or, unless it obtains permission from Alibaba, at a price less than 92% of the most recent prior closing price per Alibaba share on the New York

Stock Exchange. If the Fund executes a Large Resale or a public block trade or requests Alibaba’s assistance in marketing the sale of Alibaba shares owned by the Fund in accordance with the terms of the registration rights agreement, then the Fund cannot execute another Large Resale or public block trade or request Alibaba’s assistance in marketing another sale of Alibaba shares during the 180-day period following such transaction, subject to a limited exception for sales pursuant to Rule 10b5-1 plans.

Additionally, if Alibaba initiates an underwritten offering of its shares and if Alibaba or the underwriters participating in such offering request that the Fund enter into a lock-up agreement to not dispose of its Alibaba shares for a period of up to 180 days, then the registration rights agreement requires the Fund to enter into such a lock up agreement to the extent that Alibaba and certain management members of Alibaba are similarly bound.

There is no assurance that the Fund’s obligations under the registration rights agreement will not adversely affect the Fund’s ability to sell Alibaba shares at a time it desires to do so or that they will not adversely affect the price at which the Fund can sell such shares.

Risks Related to the Fund’s Operations as an Investment Company

Investments in the Fund may perform poorly and could result in your entire investment being lost.

An investment in the Fund’s common stock is subject to investment risk, including the possible loss of the entire amount that you invest. At any point in time, your shares of the Fund’s common stock may be worth less than your original investment. There can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund’s common stock should not be considered a complete investment program.

An investment in the Fund’s common stock should not be considered a complete investment program. Each stockholder should take into account the Fund’s investment objective and policies, as well as the stockholder’s other investments when considering an investment in the Fund.

The Fund’s investments in equity securities are volatile.

Stock markets are volatile, and the prices of equity securities, such as the Alibaba shares, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although over many historical periods common stocks have generated higher average total returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of such equity securities. Equity securities may also decline due to factors affecting the issuer’s industry. The value of the equity securities held by the Fund, such as the Alibaba shares, may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets, and reduced demand for its goods and services, or when political or economic events affecting the issuer occur. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of the issuer’s shares. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market. Stock markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies and industries. These fluctuations may include a so-called “bubble market” in which investors temporarily raise the price of the stocks of companies in certain industries, such as the e-commerce industry, to unsustainable levels. These market fluctuations may significantly affect the trading price of the Fund’s investments, including the Fund’s Alibaba shares. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and issuers’ borrowing costs increase. Equity securities are structurally subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of the issuer.

The Fund’s revenue sources may be limited.

The Fund’s investment assets are its direct and indirect interests in the Alibaba shares, the Marketable Debt Securities Portfolio, and the Excalibur IP Assets. The Fund’s ability to meet its financial obligations and other contractual commitments depends upon its ability to access cash. The Fund’s potential sources of cash include:

•	available cash balances, including interest income from the Marketable Debt Securities Portfolio;

•	any dividends the Fund may receive from its investment in the Alibaba shares (although Alibaba does not currently pay dividends on Alibaba shares);

•	income from the monetization and licensing of the Excalibur IP Assets;

•	amounts the Fund is able to borrow;

•	income the Fund may be able to earn from lending its portfolio securities; and

•	proceeds from any asset sales, net of taxes.

Prior to the date of this Annual Report, Alibaba has not paid dividends on Alibaba shares and has stated that it does not currently intend to pay dividends on Alibaba shares.

For the year ended December 31, 2018, the Marketable Debt Securities Portfolio generated approximately $173 million of income for Altaba. No assurance can be given that the Marketable Debt Securities Portfolio will produce as much income for the Fund, particularly if all or a portion of the Marketable Debt Securities Portfolio is monetized to fund repurchases of the Fund’s common stock.

The Fund may not be able generate income from other sources. As a result, the Fund could be unable in the future to obtain cash in amounts sufficient to service its financial obligations or meet its other commitments unless it sells Alibaba shares, the Marketable Debt Securities Portfolio, or Excalibur IP Assets, which would cause the Fund to pay taxes on any capital gain that it realized in connection with the sale.

The Fund’s use of borrowed money could result in greater volatility and losses.

The Fund currently has approximately $3 billion in principal amount of margin loans outstanding under the Margin Loan Agreement. The Fund also may enter into leverage transactions (i) to fund working capital and pay other expenses of the Fund, (ii) to repurchase shares of its common stock and pay dividends to its stockholders, and (iii) to seek to enhance returns or to diversify its portfolio, in each case if and to the extent authorized by the Board from time to time. As a result, the net asset value and market value of its common stock may be more volatile. Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of the Fund’s common stock. Therefore, if the market value of the Fund’s portfolio declines, the borrowing will result in a greater decrease in net asset value to the holders of the Fund’s common stock than if the Fund had not borrowed money. In addition, a decline in the value of the Fund’s investment in common stock of Alibaba could result in a requirement to prepay the margin loans outstanding under the Margin Loan Agreement or to provide additional collateral under the Margin Loan Agreement consisting of cash or additional ADSs of Alibaba. These net asset value decreases may cause a greater decline in the market price of the Fund’s common stock. In extreme cases, the Fund might be in danger of failing to maintain the 300 percent asset coverage required by the 1940 Act. In such an event, the Fund might liquidate investments in order to repay all or a portion of the money it had borrowed. The Fund would be required to pay taxes on any gains realized in connection with any sale of its assets to repay its borrowings. A sale of Alibaba shares, Marketable Debt Securities Portfolio or Excalibur IP Assets at times when the value of such assets has declined would be disadvantageous to the Fund.

The Fund’s use of service providers means that the Fund is reliant on third parties to perform their obligations.

The Fund relies on service providers for certain functions that are integral to the Fund’s operations and financial performance, including management of its Marketable Debt Securities Portfolio, custody of its assets and transfer agency, and administrative services. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy, or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

The Fund relies on the competence and continued service of its own officers and directors to manage the Fund, other than the Marketable Debt Securities Portfolio.

The Fund is internally managed by its executive officers under the supervision of the Board and does not currently intend to depend on a third-party investment adviser, except that the Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio. The Fund will incur the operating expenses associated with employing its executive officers and employees. The Fund depends upon the members of its senior management for the monitoring of the Fund’s investments, other than the Marketable Debt Securities Portfolio. If the Fund loses the services of any senior management members the Fund may not be able to operate its business as expected, which could cause the Fund’s results to suffer. The Fund’s status as a registered investment company may limit its ability to attract and retain highly qualified personnel.

The Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio.

The Marketable Debt Securities Portfolio is managed by the External Advisers, who, in doing so, apply the investment guidelines set by Altaba. There can be no assurances that the Fund’s investment program for the Marketable Debt Securities Portfolio, as implemented by the External Advisers, will be successful. The External Advisers’ investment strategies may not produce the desired results for the Marketable Debt Securities Portfolio. Additionally, the investment guidelines for the Marketable Debt Securities Portfolio may constrain the investment discretion of External Advisers in a manner that results in the Marketable Debt Securities Portfolio achieving less desirable results than if such investment guidelines were different or did not exist. Moreover, the External Advisers may fail to adhere to the investment guidelines for the Marketable Debt Securities Portfolio, which could result in losses, less desirable results or a greater risk profile for the Marketable Debt Securities Portfolio than the Fund intends. There is no guarantee that the External Advisers will be able to achieve desirable results for the Marketable Debt Securities Portfolio.

By hiring the External Advisers to manage the Marketable Debt Securities Portfolio, the Fund is subject to the risks associated with having third parties exercise discretion over the investment of the Marketable Debt Securities Portfolio.

The Fund is subject to external management risk because its Marketable Debt Securities Portfolio is actively managed by the External Advisers. The External Advisers apply investment techniques and risk analyses in making investment decisions for the Marketable Debt Securities Portfolio, but there can be no guarantee that these will produce the desired results.

A risk of loss also exists due to fraud on the part of the External Advisers, intentional or inadvertent deviations from the Marketable Debt Securities Portfolio’s investment guidelines or simply poor judgment. Although the Fund believes the External Advisers are operating with integrity and sound operational and organizational standards, the Fund may have no, or only limited, access to information regarding the activities of the External Advisers, and the Fund cannot guarantee the accuracy or completeness of such information. As a consequence, although the Fund monitors the activities of the External Advisers, it may be difficult, if not impossible, for the Fund to protect itself from the risk of fraud, misrepresentation or material strategy alteration. The Fund has no control over the day-to-day operations of the External Advisers. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the Marketable Debt Securities Portfolio.

The Fund and its service providers, including the External Advisers, may be the subject of cyber-attacks that could have severe negative impacts on the Fund.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events.

Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by one or more of the External Advisers, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has implemented business continuity plans in the event of, and risk management systems to prevent, cyber-attacks against its systems, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its stockholders could be negatively impacted as a result.

Misconduct or misrepresentations by employees of the Fund, one or more of the External Advisers or any of the Fund’s other service providers could cause significant losses to the Fund.

Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Fund’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Fund’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Fund will identify or prevent any such misconduct.

As a non-diversified investment company, the Fund’s investment performance is at risk from fluctuations in Alibaba’s performance.

The Fund is a non-diversified investment company under the 1940 Act. As a result, there are no regulatory requirements under the 1940 Act that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer and the Fund’s assets are primarily invested in Alibaba. As a consequence, the aggregate returns the Fund realizes may be adversely affected if its investment in Alibaba performs poorly. To the extent that the Fund’s investments in Alibaba remain a large portion of its assets, the Fund’s returns may fluctuate as a result of any single economic, political, or regulatory occurrence affecting, or in the market’s assessment of, Alibaba to a greater extent than those of a diversified investment company.

Since the Fund’s assets are primarily invested in Alibaba Shares, the Fund is concentrated in the online services and e-commerce industry, and risks associated with this industry may adversely affect the Fund.

Since the Fund’s assets are primarily invested in Alibaba shares, the Fund is concentrated in the online services and e-commerce industry. Because the Fund is focused in a specific industry, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the online services and e-commerce industry may have a larger impact on the Fund than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the online services and e-commerce industry will lag behind the performance of other industries or the broader market as a whole.

Alibaba operates a platform for third parties to sell products through its website. Alibaba encounters risks and difficulties frequently experienced by Internet-based businesses, including risks related to their ability to attract and retain customers on a cost-effective basis and their ability to operate, support, expand, and develop their Internet operations, website, software, and other related operational systems.

Any compromise of Alibaba’s online security or misappropriation of proprietary information could have a material adverse effect on the Fund’s investments. Advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments may result in a compromise or breach of the technology used by Alibaba to protect client transaction data. Anyone who is able to circumvent Alibaba’s security measures could misappropriate proprietary information or cause material interruptions in Alibaba’s operations. Alibaba may be required to expend significant capital and other resources to protect against security breaches or to minimize problems caused by security breaches. To the extent that Alibaba’s activities involve the storage and transmission of proprietary information, security breaches could damage Alibaba’s reputation and expose them to a risk of loss and/or litigation which might adversely impact the Fund’s investment performance.

The online and e-commerce business is dependent upon the continued use of the Internet by consumers via computers and mobile devices. The ways in which consumers access and use the Internet rapidly evolve, and there can be no assurance that these changes will not adversely affect the industry.

New regulation or changes to existing regulation of Internet services and e-commerce companies could adversely affect Alibaba’s profitability and operations and the value of the Fund’s investments in Alibaba.

E-commerce companies sometimes receive communications alleging that items or content offered or sold through their online marketplaces by third parties, or that they make available through other services such as online music platforms, infringe third-party copyrights, trademarks, patents, or other intellectual property rights. Moreover, e-commerce companies receive negative publicity regarding the sales of counterfeit and pirated items or content on their marketplaces. Continued public perception that counterfeit or pirated items or content are commonplace on e-commerce marketplaces, or perceived delays in removal of these items or content from e-commerce marketplaces, even if factually incorrect, can damage the reputation of e-commerce companies, result in lower list prices for items or content sold through their marketplaces, harm e-commerce business, and adversely affect the value of the Fund’s investments.

Limitations imposed by the 1940 Act may adversely affect the Fund’s operations.

The Fund is a registered closed-end management investment company and as such is subject to regulation under the 1940 Act. The 1940 Act regulates many aspects of the Fund’s operations and imposes limitations such as limiting the Fund’s ability to:

•	use leverage;

•	enter into transactions with affiliated persons;

•	make certain types of investments; and

•	use equity compensation plans to attract officers and employees to manage the Fund, and directors to oversee the Fund.

These and other limitations imposed by the 1940 Act may adversely affect the Fund’s operations and returns to investors.

The Fund’s Marketable Debt Securities Portfolio is exposed to market risk for changes in interest rates.

The Fund’s exposure to market risk for changes in interest rates primarily relates to its Marketable Debt Securities Portfolio. The Fund invests excess cash in money market funds, time deposits, and liquid debt instruments of the U.S. and foreign governments and their agencies, and high-credit corporate issuers which are classified as marketable debt securities and cash equivalents.

Investments in fixed rate and floating rate interest earning instruments carry a degree of interest rate risk. Fixed rate securities may have their fair market value adversely impacted due to a rise in interest rates, while floating rate securities may produce less income than expected if interest rates fall. Due in part to these factors, the Fund’s future investment income may fall short of expectations due to changes in interest rates or the Fund may suffer losses in principal if forced to sell securities that have declined in market value due to changes in interest rates or changes in credit quality. A hypothetical 100 basis point increase in interest rates would have resulted in an estimated decrease in the fair value of the Fund’s debt securities of $13 million and $8 million as of December 31, 2017 and 2018, respectively.

The Fund is exposed to litigation and investigations.

The Fund is subject to pending litigation, and may become subject to further litigation, including potential actions by third parties against the Fund, as well as direct actions by the Fund’s security holders against the directors and/or officers of the Fund for alleged breaches of fiduciary duty or derivative actions brought by Fund stockholders in the name of the Fund.

The Fund is further exposed to certain liabilities arising out of certain data security incidents and other data breaches incurred by Yahoo (collectively, the “Data Breaches”), which may have an adverse impact on the Fund. The Fund has retained certain liabilities arising out of governmental or third party investigations, litigation or claims related to the Data Breaches. The Fund faces numerous putative consumer class action lawsuits, putative stockholder class actions on behalf of persons who purchased or otherwise acquired Yahoo’s stock between April 30, 2013 and December 14, 2016 and multiple stockholder derivative actions, some of which also assert class claims on behalf of current stockholders of the Fund, and other lawsuits and claims may be asserted by or on behalf of users, partners, shareholders, or others seeking damages or other related relief, allegedly arising out of the Data Breaches. Yahoo was also facing investigations by a number of federal, state, and foreign governmental officials and agencies.

These claims and investigations may adversely affect how the Fund operates its business, divert the attention of management from the operation of the Fund, and result in additional costs and potential fines. These potential actions and potential liabilities could also have a significant adverse impact on the Fund’s net asset value and could delay any actions or transactions aimed at returning assets to stockholders or realizing value for stockholders through transactions involving portfolio assets.

Risks Related to the Fund’s Common Stock and the Securities Market

The market price of the Fund’s common stock may fluctuate significantly.

The Fund cannot predict the prices at which the Fund’s common stock may trade or whether the market value of the Fund’s common stock will be less than, equal to, or greater than the net asset value of the Fund’s common stock after the Sale Transaction.

The market price of the Fund’s common stock may fluctuate significantly due to a number of factors, some of which may be beyond the Fund’s control, including:

•	the market price of Alibaba shares;

•	changes to tax laws or regulations to which the Fund and Alibaba, is subject;

•	lack of demand in the market for shares of the Fund’s common stock; and

•	domestic and foreign economic conditions.

Shares of the Fund’s common stock may trade at a substantial discount from net asset value.

Shares of closed-end management investment companies frequently trade at a discount from net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets are generally considered by market participants in determining whether to purchase or sell the Fund’s common stock, whether investors will realize gains or losses upon the sale of the Fund’s common stock will depend entirely upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock. Because the market price of the Fund’s common stock is determined by factors beyond the control of the Fund, such as supply of and demand for the Fund’s common stock, trading volume of the Fund’s common stock, general market and economic conditions, and other factors, the Fund cannot predict whether the Fund’s common stock will trade at, below, or above net asset value. In addition, the price of the Fund’s common stock may be adversely affected by the ability of investors to invest directly in Alibaba shares and not be subject to the fees and expenses incurred by the Fund in connection with its operations, which may also reduce the liquidity of the Fund’s common stock which, in turn, may make the market price of the Fund’s common stock more volatile.

The Fund’s directors and executive officers are compensated, in part, with deferred compensation based on attainment of performance targets pre-established by the Board.

The Fund’s Compensation Committee has adopted a deferred compensation plan for the Fund’s directors and executive officers that may create an incentive for Fund management to make riskier and more speculative decisions than would be the case in the absence of such compensation arrangement, which could lead to adverse consequences for the Fund and stockholders. For additional information about the deferred compensation plan, see Note 10 — “Long-Term Incentive Plan”.

Delaware statutes and certain provisions in the Fund’s certificate of incorporation and bylaws could make it more difficult for a third-party to acquire the Fund.

Under the Fund’s certificate of incorporation and bylaws, the Board has the authority to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders. The rights of the holders of the Fund’s common stock may be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock may have the effect of delaying, deterring, or preventing a change in control of the Fund without further action by the stockholders and may adversely affect the voting and other rights of the holders of the Fund’s common stock.

The Fund’s certificate of incorporation and bylaws include provisions eliminating the ability of stockholders to take action by written consent and limiting the ability of stockholders to raise matters at a meeting of stockholders without giving advance notice, which may have the effect of delaying or preventing changes in control or changes in the Fund’s management, which could have an adverse effect on the market price of the Fund’s stock. In addition, the Fund’s certificate of incorporation and bylaws do not permit cumulative voting, which may make it more difficult for a third-party to gain control of the Board. Further, the Fund is subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law, which will prohibit the Fund from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, even if such combination is favored by a majority of stockholders, unless the business combination is approved in a prescribed manner. The application of Section 203 also could have the effect of delaying or preventing a change in control of the Fund.

Any of these provisions could, under certain circumstances, depress the market price of the Fund’s common stock.

The application of tax and other laws, and any changes in such laws, may adversely affect the Fund’s assets, shareholder returns or ability to pursue its investment objectives and policies.

The Fund’s investment objective and policies were adopted based on current statutes, regulations, and policies applicable to United States financial markets and institutions, corporation taxation, and international trade. The Fund cannot predict which statutes, regulations, or policies will be changed or repealed, or if changes are made, their effect on the value of the Fund’s assets. Because the Fund’s investment objective and policies are not fundamental, the Fund retains the right to change them in response to any such changes or for any other reason if the Board determines such changes to be in the best interests of stockholders. Examples of changes to the Fund’s investment objective and policies include: retaining assets that otherwise would have been sold; selling assets that otherwise would have been retained; selling assets on an accelerated or delayed time frame; diversifying the Fund’s assets to seek to minimize losses, to enhance gains or to seek to become a “regulated investment company” under the Code; adoption of a plan of liquidation and dissolution; and changing the way the Fund uses derivatives to seek to hedge against or profit from possible changes in the value of the Fund’s assets.

While the Fund has completed its accounting for the tax effects of the TCJA, the U.S. Treasury Department and IRS are continuing to draft and release regulations under the TCJA, and therefore the interpretation and application of its provisions remain subject to change and could have a material effect on Fund’s accounting for the tax effects of TCJA.

Furthermore, as the Fund continues to pursue its investment objective through various transactions, the treatment of the Fund’s assets and any transactions involving such assets (including future liquidating distributions by the Fund, if any) may raise novel and complex issues under other U.S. federal, state and local and foreign tax laws. Accordingly, the application of the relevant tax laws to the Fund’s assets and any related transactions may be uncertain in many respects. There can be no assurance that the Fund’s treatment of such assets and transactions will not be challenged by the IRS or other U.S. or foreign taxing authorities, and any such challenge could adversely affect the Fund’s effective tax rate and tax liability.

The Warrant Transactions may affect the value of the Fund’s common stock.

The Fund continues to be a party to the Warrant Transactions. However, the Warrant Transactions could separately have a dilutive effect to the extent that the market price per share of the Fund’s common stock exceeds the applicable strike price of the Warrant Transactions, in which case the Fund would be prohibited under the 1940 Act from issuing shares to satisfy its obligations under the Warrant Transactions. If the Fund is required to sell assets to satisfy its obligations under the Warrant Transactions in cash, it may be required to do so at a time that is disadvantageous to the Fund and its stockholders. The initial strike price of the Warrant Transactions was $71.24. Counterparties to the Warrant Transactions may make adjustments to certain terms of the Warrant Transactions upon the occurrence of specified events. Altaba and one Counterparty terminated the written warrant transaction between them in June 2018.

Risks Related to the Excalibur IP Assets

The Fund may not be able to successfully monetize or realize meaningful value from the licensing and/or sale of the Excalibur IP Assets, and the Fund may not be able to sufficiently develop, maintain or protect the Excalibur IP Assets.

The Fund is exploring opportunities to monetize the Excalibur IP Assets through the licensing or sale of all or a portion of the Excalibur IP Assets. However, there is no assurance the Fund will be successful in monetizing or realizing meaningful value from such efforts. In addition, if the Fund is unable to effectively enforce any of the Excalibur IP Assets to prohibit unauthorized use and other exploitation thereof by third parties, the value of such assets may be adversely impacted. Enforcing the Excalibur IP Assets is expensive and time-consuming, and the Excalibur IP Assets will only have value for a limited amount of time. Potential licensees and other third parties may challenge the validity, scope, enforceability, or ownership of the Excalibur IP Assets, which may further increase the cost of maintaining them. In addition, patent laws in the U.S. and abroad may continue to change, and such changes may create additional challenges to the Fund’s monetization activities. For instance, during 2013 and 2015, various new laws were proposed and considered to address various perceived abuses of the patent system by patent assertion entities. The Excalibur IP Assets are valued using a market approach, which values the entity as a whole. There is no active market for the Excalibur IP Assets, which makes valuation of such assets extremely difficult and any sale of such assets may be at a price materially higher or lower than the value reported for such assets in the Fund’s consolidated financial statements. The Fund may also seek to sell all or a portion of the Excalibur IP Assets. A specific market event or partial divestiture could result in the Fund employing a different valuation method where the value could be significantly impacted.

Note 18    Subsequent Events

The Fund has adopted standards which establish general standards of accounting for disclosure of events that occur after the consolidated statement of assets and liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no events have occurred that require disclosure except as follows.

From January 1, 2019 through February 26, 2019, the Fund repurchased approximately 18 million shares of its common stock at an average price of $64.85 per share, for a total of approximately $1.2 billion, leaving an unutilized authorization as of February 26, 2019 of $2.2 billion.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Altaba Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Altaba Inc. and its subsidiary (the “Fund”) as of December 31, 2018, the related consolidated statements of operations and cash flows, for the year ended December 31, 2018 and the consolidated statement of changes in net assets and the consolidated financial highlights for the year ended December 31, 2018 and for the period June 16, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2018 and for the period June 16, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers and the application of alternative auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 27, 2019

We have served as the Fund’s auditor since 1996.

Other Information

December 31, 2018 (unaudited)

Results of Stockholder Votes

An annual meeting of stockholders of the Fund was held on October 16, 2018 (the “Annual Meeting”) to vote on the proposal described in detail in the Notice of Annual Meeting of Stockholders and the Fund’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 31, 2018 (the “Proxy Statement”).

The final voting results regarding each proposal are set forth below. As of August 28, 2018, the record date for the Annual Meeting, there were 605,508,196 shares of Altaba’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, there were 453,898,913 shares of Altaba’s common stock represented in person or by proxy, which number constituted a quorum.

(1) To elect the Director nominees named in the Proxy Statement (Tor R. Braham, Eric K. Brandt, Catherine J. Friedman, Richard L. Kauffman and Thomas J. McInerney) to serve until their respective successors shall have been elected and qualified.

	Vote type	Voted
Tor R. Braham	For	448,972,218
	Against	3,240,303
	Abstain	1,686,392
Eric K. Brandt	For	438,161,466
	Against	13,755,959
	Abstain	1,981,487
Catherine J. Friedman	For	445,930,707
	Against	6,411,778
	Abstain	1,556,428
Richard L. Kauffman	For	448,961,280
	Against	3,275,494
	Abstain	1,662,138
Thomas J. McInerney	For	449,047,319
	Against	3,099,655
	Abstain	1,751,939

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999, and (ii) on the SEC’s website at http://www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Beginning in 2019, the Fund will begin filing Form N-PORT. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Available Information

Our website is located at https://www.altaba.com. We make available free of charge on our website under “SEC Filings” all of our SEC filings, and any amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC. We refer our investors to our website homepage for available “New & Noteworthy” information about Altaba.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The Fund restricts access to non-public personal information about its stockholders to its employees and service providers with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders. A statement of the Fund’s privacy policy may be found on the Fund’s website at https://www.altaba.com/privacyterms.

Notice to Stockholders

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

Miscellaneous

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Directors and Officers

December 31, 2018 (unaudited)

Set forth below is information with respect to each of the Directors and Officers of the Fund, including their principal occupation during the past 5 years.

Board of Directors

Name, Address (1) and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS:
Tor R. Braham Year of Birth: 1957	Director	Director Since June 2017	Managing Director and Global Head of Technology Mergers and Acquisitions of Deutsche Bank Securities Inc. from 2004 until November 2012.	Yahoo! Inc. from April 2016 to June 2017; Viavi Solutions Inc.; A10 Networks, Inc.; Sigma Designs, Inc. from June 2014 to August 2016; NetApp, Inc. from September 2013 to March 2016.
Eric K. Brandt Year of Birth: 1962	Chairman of the Board; Director	Director Since June 2017	Executive Vice President and Chief Financial Officer of Broadcom Corporation from February 2010 until February 2016.	Yahoo! Inc. from March 2016 to June 2017; MC10, Inc. from March 2016 to February 2018; Lam Research Corporation; Dentsply Sirona Inc.; Macerich.
Catherine J. Friedman Year of Birth: 1960	Director	Director Since June 2017	Independent financial consultant (life sciences industry) since 2006; and Managing Director of Morgan Stanley from 1997 to 2006.

Yahoo! Inc. from March 2016 to June 2017; Radius Health, Inc.; Grail, Inc.; Lyell Immunopharma; Innoviva, Inc. (formerly Theravance, Inc.) from June 2014 to April 2018; GSV Capital Corp. from March 2013 to March 2017; XenoPort, Inc. from September 2007 to July 2016; EnteroMedics Inc. from May 2007 to May 2016.

Richard L. Kauffman Year of Birth: 1955	Director	Director Since August 2017

Chairman of Energy & Finance for New York State from February 2013 to January 2019; and senior advisor to Secretary Steven Chu at the U.S. Department of Energy from September 2011 through February 2013.

New York State Energy Research and Development Agency Board; Levi Strauss & Co. from December 2009 to August 2011; The Wallace Foundation.

INTERESTED DIRECTOR:
Thomas J. McInerney Year of Birth: 1964 (3)	Chief Executive Officer; Director	Director Since June 2017	Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp from January 2005 to March 2012.	Yahoo! Inc. from April 2012 to June 2017; HSN, Inc. from August 2008 to December 2017; Interval Leisure Group, Inc. from August 2008 to August 2018; Match Group, Inc.

Executive Officers

Name, Address (1) and Age	Title	Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years
Thomas J. McInerney Year of Birth: 1964 (3)	Chief Executive Officer; Director	Since June 2017	Yahoo! Inc. from April 2012 to June 2017; HSN, Inc. from August 2008 to December 2017; Interval Leisure Group, Inc. from August 2008 to August 2018; Match Group, Inc.
Arthur Chong Year of Birth: 1953	General Counsel and Secretary	Since June 2017

General Counsel and Secretary of Yahoo from March 2017 through the closing of the Sale Transaction; Outside Legal Advisor to Yahoo from October 2016 to March 2017; Special Advisor to Sheppard, Mullin, Richter & Hampton LLP from June 2016 to October 2016; Executive Vice President, General Counsel and Secretary of Broadcom Corporation from October 2008 to February 2016.

Alexi A. Wellman Year of Birth: 1970	Chief Financial and Accounting Officer	Since June 2017

Vice President, Global Controller of Yahoo from October 2015 through the closing of the Sale Transaction; Vice President, Finance of Yahoo from November 2013 to October 2015; Chief Financial Officer of Nebraska Book Company, Inc. from December 2011 to June 2013.

DeAnn Fairfield Work Year of Birth: 1969	Chief Compliance Officer	Since June 2017

Outside Legal Advisor to Yahoo from December 2016 through the closing of the Sale Transaction; Senior Vice President, Senior Deputy General Counsel and Chief Compliance Officer of Broadcom Corporation from December 2012 to February 2016; Vice President and Deputy General Counsel of Broadcom Corporation from April 2009 to November 2012.

(1) The business address of each Director is 140 East 45th Street, 15th Floor, New York, New York 10017.

(2) Time served as a Director of the Fund. If re-elected, each Director will serve until his or her respective successor is duly elected and qualified.

(3) Thomas J. McInerney is an “interested person” as defined by the 1940 Act, because he is an officer of the Fund.

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Eric K. Brandt and Richard L. Kauffman are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant (in millions).

	6/16/2017 - 12/31/2017	Year Ended December 31, 2018
Audit Fees	$1.4	$1.0
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	6/16/2017 - 12/31/2017	Year Ended December 31, 2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	6/16/2017 - 12/31/2017	Year Ended December 31, 2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, are as follows: Tor R. Braham, Eric K. Brandt, and Richard L. Kauffman.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ALTABA INC.

PROCEDURES FOR PROXY VOTING AND REPORTS ON FORM N-PX

Proxy Voting Principles

Proxies have economic value and in general must be voted in the interest of the ultimate stockholders. The Fund will vote proxies relating to its portfolio securities in a manner in which the Fund believes is consistent with the best interest of stockholders, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. The Fund will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Fund generally will vote against proposals that the Fund expects would have a negative impact on its portfolio securities, the Fund may vote for such a proposal if there exist compelling long-term reasons to do so.

The Fund’s proxy voting decisions will be made by the Board. The Board may delegate its authority to make proxy voting decisions to a committee of the Board. To ensure that the Fund’s vote is not the product of a conflict of interest, the Fund will require that: (1) anyone involved in the decision-making process disclose to the Board any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) Directors and employees involved in the decision-making process or vote administration are prohibited from revealing how the Fund currently intends to vote on a proposal in order to reduce any attempted influence from interested parties, except as expressly authorized by the Board.

Proxy Voting Reporting Procedures

The Investment Company Act of 1940 Act requires funds that invest in voting securities to file annually with the SEC on Form N-PX and make available to their shareholders their actual proxy voting record. These procedures are to be followed by the Fund, to coordinate the preparation, review and filing of the Fund’s proxy voting record on Form N-PX, which must be filed with the SEC no later than August 31 of each year for the 12-month period ended June 30.

I.	Preparation

1.

The Fund includes a statement in its annual and semi-annual reports to shareholders and in its Registration Statement (if applicable) that information regarding the Fund’s proxy voting policies as well as information relating to how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by calling collect at 646-679-2000 and on the SEC’s website at http://www.sec.gov. The Chief Compliance Officer (“CCO”) is responsible for confirming that such information is included in the annual and semi-annual reports and in the Registration Statement.

2.

In preparing the Form N-PX, the CCO compiles or causes the Administrator to compile the proxy voting record information and assembles a draft filing. The CCO transmits the draft to a financial printer to format the report for submission to the SEC via the EDGAR system.

II.	Review

The printer sends a proof of the appropriately formatted Form N-PX EDGAR filing to the Fund’s CCO for review, and the CFO reviews the EDGAR draft for conformity with the Form N-PX submitted to the printer. The CCO also provides the draft to Legal Counsel for review.

III.	Filing

1.	Upon the approval of any necessary changes to the EDGAR filing following review, the CCO authorizes the filing with the SEC of the Form N-PX by the printer.

2.	Following notification of filing by the printer, the CCO or Legal Counsel accesses the EDGAR system to confirm that the filing is reflected on the system.

IV.	Distribution

If a shareholder requests information on the Fund’s proxy voting policies or the Fund’s proxy voting record, the CCO sends the information included in the most recently filed Registration Statement or Form N-PX, as applicable, within three business days of receipt of the request.

Voting of Alibaba Shares

Pursuant to a legacy voting agreement entered into by Yahoo, Inc., the right to vote proxies related to shares of common stock of Alibaba, Inc. (“Alibaba”) held by the Fund has been granted to Alibaba; as a result, the Fund does not have the authority to vote proxies related to Alibaba shares held by the Fund.

Updated: October 15, 2017

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The business and affairs of the Fund are generally managed by the Fund’s officers and employees under the direction of the Board of Directors of the Fund The Fund has hired BlackRock Advisors, LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“Morgan Stanley”) as external investment advisers to manage the cash, cash equivalents, and marketable debt securities portion of the Fund’s assets (the “Marketable Debt Securities Portfolio”). The Board of Directors of the Fund oversees the management of the Marketable debt Securities Portfolio by the External Advisers. Each External Adviser will manage approximately half of the Marketable Debt Securities Portfolio.

Officers of the Fund

Biographical information with respect to the executive officers of the Fund is set forth beginning at page 51 of the Fund’s Consolidated Financial Statements for the year ended December 31, 2018 included in Item 1 of this Form N-CSR. The executive officers of the Fund do not manage any other registered investment companies. No significant personnel changes have occurred with respect to the Fund’s executive officers.

The following table provides information regarding the estimated aggregate compensation that is contemplated to be paid under existing agreements or arrangements to each of the Fund’s executive officers, assuming a full fiscal year of operations of the Fund as an investment company.

Name of Officer	Aggregate Estimated Compensation from the Fund(1)
Thomas J. McInerney, Chief Executive Officer and Director(2)	$5,524,500
Arthur Chong, General Counsel and Secretary	$2,774,500
Alexi A. Wellman, Chief Financial and Accounting Officer	$1,193,500

(1)

Amounts shown represent direct salaries and annual incentive awards to be paid by the Fund as well as certain other benefits, including any amounts deferred under the Fund’s 401(k) plan paid during the fiscal year ended December 31, 2018. The amounts shown in the Compensation Table also include the Fund’s matching contributions made to each officer’s account under the Fund’s 401(k) plan equal to $24,500, $24,500 and $18,500 for Mr. McInerney, Mr. Chong and Ms. Wellman respectively. The Fund does not accrue pension benefits to officers as of the date hereof.

(2)	Reflects compensation payable to Mr. McInerney in consideration of his services provided to the Fund as its Chief Executive Officer.

Each of the executive officers listed in the table above has entered into an offer letter setting forth the terms and conditions of his or her employment with the Fund, which offer letter became effective on the date of the closing of the Sale Transaction, other than Mr. Chong whose offer letter became effective on March 10, 2017. The letters have no specified term, and each officer’s employment with the Fund is on an at-will basis.

Base Salary and Target Bonus. The letters set forth the following annual base salary for each executive officer: Mr. McInerney – $2 million, Mr. Chong – $1 million, and Ms. Wellman – $500,000. Each such officer will be eligible for a cash annual incentive award targeted at the following percentages of the executive officer’s annual base salary (each percentage, a “Target Bonus”): Mr. McInerney – 100%, Mr. Chong – 100%, and Ms. Wellman – 75%.

Long-Term Deferred Incentive Compensation. Each executive officer disclosed in the table above is eligible for grants of deferred compensation incentive awards governed by the terms of the Long-Term Incentive Plan (the “Plan”) described in Note 10 to the Fund’s Consolidated Financial Statements for the year ended December 31, 2018 included in Item 1 of this Form N-CSR.

Severance Benefits. In the event an executive officer’s employment terminates without “cause” or as a result of a resignation for “good reason” (each, as defined in the offer letters), the officer will be entitled to receive the following payments and benefits, subject to the execution of an effective release of claims against the Fund: (i) a lump sum payment equal to 12 months (or, for Mr. McInerney, 18 months) of base salary; (ii) a pro rata portion of the officer’s annual incentive award based on actual performance, payable at the time such award would otherwise have been paid, (iii) any portion of the deferred compensation to which the officer is entitled pursuant to the terms of the Plan and (iv) subject to the officer’s timely and proper election for continued coverage under Consolidated Omnibus Budget Reconciliation Act (“COBRA”), reimbursement by the Fund for COBRA premiums paid by the officer for a period of 12 months (or, for Mr. McInerney, 18 months) following the officer’s termination of employment. In addition, in the event of a “change in control” (as defined in the letters), each officer will automatically receive the above payments and benefits, subject to the officer’s execution of an effective release of claims against the Fund; provided, that, in lieu of the pro rata annual incentive award described in clause (ii) above, the officer will be entitled to an amount equal to his or her Target Bonus, payable in lump sum within 10 business days following the effective date of the release of claims.

401(k) and Other Benefits. Each executive officer in the table above is also eligible to participate in the benefit programs generally available to other officers and employees of the Fund and to accrue paid time off days in accordance with the Fund’s post-closing vacation or paid time off policy and will also be eligible to participate in the Fund’s 401(k) plan and health and welfare benefit programs which will be made available to the Fund’s employees generally. The Fund’s 401(k) plan allows employees to contribute up to 100% of their compensation (within the limits prescribed by the Internal Revenue Code). The Fund matches such employee contributions at a rate of 6%, up to an annual limit of $18,500 ($24,500 for Mr. McInerney and Mr. Chong) (subject to increase in the event that the employee makes eligible catch-up contributions). Employee and Fund contributions vest immediately. Participants in the Fund’s 401(k) plan may receive distributions from their respective accounts upon the occurrence of certain events, including a termination of employment and reaching normal retirement age (59 1/2 years old), subject to the terms and conditions of the Fund’s 401(k) plan.

The following table shows the dollar range of equity securities of the Fund beneficially owned by each of the executive officers of the Fund as of December 31, 2018.

Dollar Range of Equity Securities of the Fund
Thomas J. McInerney	over $2,600,000
Arthur Chong	none
Alexi A. Wellman	over $950,000

BlackRock

BlackRock has a principal place of business located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock is registered as an investment adviser with the Securities and Exchange Commission and is a wholly owned subsidiary of BlackRock, Inc., a publicly traded company. The following BlackRock employees share primary responsibility for the management of the portion of the Marketable Debt Securities Portfolio managed by BlackRock.

Portfolio Management

Frank C. Gianatasio, Jr., CFA, Director and Portfolio Manager

Frank C. Gianatasio, Jr. is a member of BlackRock’s Cash Management Group, within BlackRock’s Trading and Liquidity Strategies. He is a Senior Portfolio Manager responsible for managing active short-term fixed income portfolios for corporate, financial, and insurance clients.

Mr. Gianatasio, Jr. joined BlackRock in 2016 from BofA Global Capital Management (“BACM”) at the time when BACM transferred investment responsibility for certain assets of BACM to BlackRock. At BACM, Mr. Gianatasio was a Managing Director, Senior Portfolio Manager, Trader and Analyst responsible for managing active short-term fixed income portfolios, trading cash and short term fixed income instruments and leading the securitized products research effort across the BACM platform. Prior to joining BACM, Mr. Gianatasio was a Managing Director, Senior Portfolio Manager and Analyst at State Street Global Advisors where he was responsible for MBS, ABS and CMBS research across various total return and index funds, and was the lead portfolio manager for the firm’s ABS CDO business. Prior to that he held securitized products structuring and research roles at FleetBoston Robertson Stephens, Inc. and Fitch, Inc. Mr. Gianatasio earned a BS in Finance from Bentley College and an MBA from the F.W. Olin Graduate School of Business at Babson College. Mr. Gianatasio is a CFA Charterholder.

Rich Mejzak, CFA, Managing Director and Portfolio Manager

Rich Mejzak is head of Global Portfolio Management for the Cash Management Group and is the head of BlackRock’s Philadelphia office. He is primarily responsible for liquidity and short duration portfolios, including securities lending collateral, mutual funds, separate accounts and ETFs.

Mr. Mejzak’s service with the firm dates back to 1990, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock in 2006. Mr. Mejzak is a member of the CFA Institute and the CFA Society of Philadelphia. He earned a BS degree in accounting from Villanova University and serves on the Villanova School of Business Finance Department Advisory Council.

Mr. Giantasio will oversee the investment strategy of the Fund’s Marketable Debt Securities Portfolio; further, Mr. Mejzak, has overall responsibility for ensuring strategies are implemented consistently across all liquidity portfolios within his team. Additional oversight for the fund is provided by the BlackRock Cash Management Investment Strategy Group and Risk Committees. The groups meet bi-weekly and are chaired by Mr. Mejzak.

Compensation

BlackRock’s approach to compensation reflects the value senior management places on its employees and its client relationships. The compensation structure has been designed to attract and retain the best talent, reinforce stability throughout the organization, encourage teamwork, and align our interests with those of our clients.

The predominant compensation model includes a salary and a discretionary bonus reflecting firm, business area, and individual performance. For most investment professionals, compensation reflects investment performance and the success of the business or product area. As professionals become more senior, the discretionary bonus becomes a higher percentage of total compensation. At senior levels, a significant percentage of the annual bonus is paid in the form of restricted stock awards that vest ratably over three years from the date of the award.

Given that BlackRock is an independent public company, we are able to include equity as a component of compensation packages. BlackRock is committed to broadening equity ownership by all employees and offers an employee stock purchase plan to help achieve this goal. In addition, BlackRock offers a series of benefits to employees, including flexible healthcare options, tuition reimbursement, and retirement benefits.

Number of Other Accounts Managed and Assets by Account Type

As of December 31, 2018

Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance- Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance- Based Advisory Fees
BlackRock Cash Management	Number: 24 Assets: $217B	Number: — Assets: $—	Number: 35 Assets: $158B	Number: — Assets: $—	Number: 154 Assets: $74B	Number: — Assets: $—

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of December 31, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Frank C. Gianatasio	$—
Rich Mejzak	$—

Morgan Stanley

Morgan Stanley is a registered investment adviser, a registered broker-dealer, and a member of the New York Stock Exchange. Its principal place of business is located at 2000 Westchester Avenue, Purchase, New York 10577-2530. Morgan Stanley is one of the largest financial services firms in the United States with branch offices in all 50 states and the District of Columbia.

Portfolio Management

The Morgan Stanley portfolio management team assigned to manage the portion of the Marketable Securities Debt Portfolio managed by Morgan Stanley does not manage any other registered investment companies on a discretionary basis but has extensive experience in managing other high-grade fixed income portfolios. On a discretionary basis, the team focuses entirely on managing high-grade fixed income portfolios. The portfolio manager’s compensation is a percentage of fees generated from client accounts. No significant personnel changes have occurred over the last three years to the portfolio management team.

Chad Evans, Managing Director

Chad Evans has over twenty-five years of experience managing investment portfolios for corporations, financial institutions, municipalities and other institutional investors. Prior to joining Morgan Stanley, Mr. Evans worked at JPMorgan Chase and more recently, Credit Suisse, where he developed and implemented an investment program focusing on Investment Banking and Research clients of the firm. He currently has senior responsibility to structure and implement taxable and tax-advantaged institutional fixed income investment portfolios. Mr. Evans’ focus at Morgan Stanley is to structure, implement and maintain customized high-grade short-duration fixed income investment portfolios. His “process-driven”, transparent approach to managing investment portfolios allow him to navigate market conditions and help reduce loss of principal in his discretionary investment portfolios. In his fiduciary role, Mr. Evans’ emphasis on a select client base, in addition to his experience, commitment and accessibility helps protect client assets and provides successful investment solutions. Mr. Evans has a Bachelor of Science degree with an emphasis in Finance from Illinois State University and holds Series 7, 63, 65 licenses.

Lisa Frei, Vice President

Lisa Frei has over eighteen years of experience in the financial services industry. Ms. Frei’s primary responsibilities are to assist in the development, implementation and reporting of institutional fixed income investment portfolios. Ms. Frei has an Associate of Arts degree from Orange Coast College and holds Series 7, 63, and 65 licenses.

Compensation

The Firm is committed to responsible and effective compensation programs that motivate appropriate employee behaviors, support the recruitment and retention of top talent, and are consistent with the Firm’s strategy, values, legal and regulatory requirements. Wealth Management employees receive incentives under various compensation programs based on their role. Compensation for Portfolio Managers is delivered through fixed compensation (base salary/draw), formulaic incentive compensation and deferred incentive awards.

Fixed compensation is a guaranteed monthly salary.

Formulaic incentive compensation and deferred incentive awards are based on Firm and/or individual performance metrics relevant to one’s role and calculated in accordance with the governing compensation plan. The deferred incentive awards are designed to align compensation with shareholder’s interests through deferred equity awards.

The Firm utilizes market data to help ensure Firm compensation programs are competitive, including with respect to overall pay levels and compensation program structure.

Number of Other Accounts Managed and Assets by Account Type

As of December 31, 2018

Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Chad Evans	Number: 0 Assets: $ 0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 34 Assets: $6.59B	Number: 0 Assets: $0.00
Lisa Frei	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of December 31, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Chad Evans	$0.00
Lisa Frei	$0.00

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Share repurchase activity from January 1, 2018 through December 31, 2018 was as follows:

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Program	Approximate Dollar Value of Shares that May Yet be Purchased Under the February 2018 Program	Approximate Dollar Value of Shares that May Yet be Purchased Under the September 2018 Program*

January 1—January 31, 2018:
Open Market Purchases	—	$0.00	—	$—	$—
February 1—February 28, 2018:
Open Market Purchases	—	$0.00	—	$—	$—
March 1—March 31, 2018:
Open Market Purchases	7,029,497	$76.57	7,029,497	$4,461,807,144	$—
April 1—April 31, 2018:
Open Market Purchases	10,279,036	$70.36	10,279,036	$3,738,660,725	$—
May 1—May 31, 2018:
Open Market Purchases	7,104,586	$74.02	7,104,586	$3,212,883,869	$—
June 1—June 30, 2018:
Open Market Purchases	—	$0.00	—	$3,212,883,869	$—
July 1—July 31, 2018:
Open Market Purchases	—	$0.00	—	$3,212,883,869	$—
August 1—August 31, 2018:
Open Market Purchases	—	$0.00	—	$3,212,883,869	$—
September 1—September 30, 2018:
Open Market Purchases	2,910,865	$67.82	2,910,865	$—	$5,552,613,500
October 1—October 31, 2018:
Open Market Purchases	11,639,791	$61.91	11,639,791	$—	$4,832,058,608
November 1—November 30, 2018:
Open Market Purchases	11,193,743	$62.25	11,193,743	$—	$4,135,324,509
December 1—December 31, 2018:
Open Market Purchases	12,299,527	$61.10	12,299,527	$—	$3,383,896,827

Total	62,457,045	$66.51	62,457,045	$—	$3,383,896,827

*

On September 17, 2018, Board of Directors of Altaba authorized a new share repurchase program, pursuant to which the Fund may, from time to time, purchase up to $5.75 billion of its common stock; the program does not have an expiration date and replaced the February 2018 share repurchase program.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s Chief Executive Officer and Chief Financial and Accounting Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to closed-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Altaba Inc.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date	February 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date	February 27, 2019

By (Signature and Title)	/s/ Alexi A. Wellman
Alexi A. Wellman, Chief Financial and Accounting Officer

Date	February 27, 2019